                                                                      [LOGO]

                                                                             / /
                                                                   AIM SMALL CAP
                                                                     EQUITY FUND
                                                                             / /
                                                                     AIM MID CAP
                                                                     GROWTH FUND

                                                                             / /
                                                                     AIM AMERICA
                                                                      VALUE FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE OF CONTENTS


Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . . . .  2
AIM Small Cap Equity Fund. . . . . . . . . . . . . . . . . . . . . . . . . .  3
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
AIM Mid Cap Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
(FORMERLY GT GLOBAL AMERICA MID CAP GROWTH FUND)
AIM America Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F1
List of Funds. . . . . . . . . . . . . . . . . . . . . . . .  Inside Back Cover


The views of the Funds' management as described in this report are as of the date written. Portfolio holdings and allocations are as of June 30, 1998, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMAN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc., became the new investment advisor to GT Global Funds, effective May 29, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry. A complete list of Funds included in the AIM family can be found inside the back cover of this report. If you would like more information on any of these Funds, we suggest you talk with your financial consultant to discuss their suitability for your investment objectives, risk tolerance, and asset allocation.

Though the Funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows, you'll find commentary from managers you know, with the depth of coverage you've come to expect.

Effective September 8, GT Global accounts will be fully integrated into the AIM Family of Funds-Registered Trademark-. For account information, service, and transactions, you will contact AIM's Client Services Department at 800-959-4246. Account information is also available on the AIM website at www.aimfunds.com or on our automated AIM Investor Line at 800-246-5463.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/Charles T. Bauer

Charles T. Bauer
Chairman

The AIM Family of Funds-Registered Trademark-

AIM SMALL CAP EQUITY FUND

PERFORMANCE SUMMARY

[CHART]


CLASS A        AIM SMALL                 RUSSELL 2000
SHARES      CAP EQUITY FUND               STOCK INDEX

10/18/95         9525                       10000
                 9558.33                     9746.34
                 9741.67                    10155.8
                 9833.33                    10423.7
                 9900                       10412.4
                10458.3                     10737
                10866.7                     10955.5
                11883.3                     11541.3
                12325                       11996.1
                11608.3                     11503.6
                10716.7                     10498.8
                10875                       11108.4
                11683.3                     11542.5
                11300                       11364.6
                11183.3                     11832.9
                11190.8                     12143
                11441.1                     12385.7
 2/28/97        10457.9                     12085.4
                 9626.61                    11515.1
                 9519.35                    11547.3
                10752.8                     12831.9
                11342.8                     13381.8
                12326                       14004.5
                12594.1                     14324.9
                13765.1                     15373.4
                13157.3                     14698.1
                13005.3                     14602.6
                13006.6                     14858.1
                13143.3                     14623.4
                14282.7                     15704
                15221.5                     16351
                15540.5                     16431.2
                14683.7                     16636.5
 6/30/98        15276                       15594


CLASS B        AIM SMALL                  RUSSELL 2000
SHARES      CAP EQUITY FUND               STOCK INDEX

10/18/95        10000                       10000
                10035                        9746.34
                10218.7                     10155.8
                10306.2                     10423.7
                10367.5                     10412.4
                10953.6                     10737
                11373.6                     10955.5
                12440.9                     11541.3
                12887.1                     11996.1
                12134.7                     11503.6
                11198.6                     10498.8
                11356.1                     11108.4
                12196                       11542.5
                11784.8                     11364.6
                11653.5                     11832.9
                11660.7                     12143.1
                11914.2                     12385.7
 2/28/97        10890.8                     12085.4
                10008.3                     11515.2
                9895.65                     11547.3
                11172.5                     12831.9
                11782.8                     13381.8
                12796.7                     14004.5
                13069                       14324.9
                14270.8                     15373.4
                13632.3                     14698.1
                13463.3                     14602.6
                13464.7                     14858.1
                13589.2                     14623.4
                14767.1                     15704
                15724.7                     16351
                16040.8                     16431.1
                15150.1                     16636.5
 6/30/98        15588                       15594


The charts above show performance of AIM Small Cap Equity Fund Class A and Class B shares since inception, vs. the Russell 2000 Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% at the beginning of the seventh year), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on October 18, 1995, would have been worth $16,308 on June 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS %1
JUNE 30, 1998

                   WITHOUT SALES CHARGE(2)           WITH SALES CHARGE
SHARE CLASS       1-YEAR     LIFE OF FUND(3)     1-YEAR     LIFE OF FUND(3)
CLASS A            35.80          19.48           28.32          16.98
CLASS B            34.84          18.69           29.84          17.86
ADVISOR CLASS4     36.13          19.85             N/A            N/A


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
(2) Performance data do not reflect the maximum 5.50% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.
(3)  The Fund began operations on October 18, 1995.
(4) Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more complete information.
The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.


INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies domiciled in the United States. As of January 2, 1997, the Fund's market capitalization range changed. We now invest primarily in companies having a market capitalization of up to $1 billion at the time of purchase. Previously, the Fund invested in companies having a market capitalization of up to $500 million at the time of purchase.

AIM SMALL CAP EQUITY FUND

INTERVIEW WITH PORTFOLIO

MANAGEMENT TEAM

Q HOW DID THE AIM SMALL CAP EQUITY FUND PERFORM?

A Despite a narrow market favoring large cap stocks, the Fund posted very attractive returns. For the six months ended June 30, 1998, total return was 18.43% for Class A shares and 17.99% for Class B shares excluding sales charges. These results handily beat the 4.93% total return for the Russell 2000 Index.(5) The Russell 2000 is an unmanaged index considered representative of small capitalization stocks.

TOTAL RETURN
FOR THE SIX MONTHS ENDED JUNE 30, 1998

[CHART]

CLASS A        18.43%
CLASS B        17.99%
RUSSELL 2000    4.93%

Q WHAT WERE SOME MAJOR STOCK MARKET THEMES DURING THE REPORTING PERIOD?

A When the reporting period opened, the stock market was languishing over concerns about the economic problems in Asia. In the U.S., however, the economy continued to grow at a brisk pace while inflation and interest rates-two forces that could potentially undermine corporate profits-remained low. Consequently, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and set a record in May. The rally lost some of its momentum, however, when concerns about Asia resurfaced. As a result, the DJIA ended the reporting period slightly below its record level.

Throughout the period, large cap stocks, particularly equities of the very largest companies (mega caps) were the undisputed market kings. With the Asian crisis looming in the background, investors were attracted to the stocks of large, well-known companies with more predictable earnings.

Q HOW DID SMALL CAP STOCKS FARE?

A During the first four months of the reporting period, small cap stocks performed quite well, nearly keeping pace with large cap stocks. Investors gravitated to small cap stocks because of their attractive valuations compared to large cap stocks. Moreover, earnings projections for smaller companies were generally better than those for larger companies. However, in May and June, small caps were hurt by renewed concerns over Asia and significantly underperformed large caps for the reporting period.

Q GIVEN THE UNFAVORABLE MARKET ENVIRONMENT FOR SMALL CAP STOCKS, WHY WAS THE FUND'S PERFORMANCE SO STRONG?

A We focused on stocks of companies that had strong earnings growth and were attractively priced relative to the rest of the market. The Fund benefited from its exposure to the services and technology sectors, both of which performed well during the reporting period.

As of June 30, 1998, stocks in the services sector composed 39.7% of the Fund's holdings while technology stocks made up 16.6%. Since our last report six months ago, we have maintained about the same exposure in the services sector while slightly increasing our technology weighting.

Q WHAT WAS BEHIND THE STRONG SHOWING OF SERVICES SECTOR STOCKS?

A More companies continued to outsource, which gave the services sector a big boost. Once considered a radical idea, outsourcing is now common practice. Companies have found it cost-effective to outsource a variety of functions, ranging from administrative and employee-related services to information technology services. Moreover, companies have found that outsourcing allows them to concentrate on their core businesses.

Services sector stocks that performed well for the Fund included Lason, which provides record and document management and business communication services for its client firms. Lason has grown rapidly through a series of acquisitions and now serves more than 1,000 clients in 14 states.

(5) The Russell 2000 Index comprises 2,000 U.S.-domiciled common stocks. Designed to measure small company stock performance, the index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $171.7 million to $1.1 billion as of December 1997. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

AIM SMALL CAP EQUITY FUND   CONTINUED

Other stocks we liked were Personnel Group of America, which provides staffing services for business, professional and government organizations in 25 states and the District of Columbia, and Lamar Advertising, which provides billboard and other outdoor advertising services.

Q WHY WERE TECHNOLOGY STOCKS SO STRONG?

A Among the contributing factors were the growth of the Internet and the need to reprogram older computers to recognize the year 2000. Technology companies also benefited from growing demand for new and more powerful software.

Software AG Systems, our largest technology holding, provides software and related services to corporations, government agencies, and educational institutions. The company reported record earnings for the quarter ended June 30, 1998.

The Fund also benefited from owning the stocks of Documentum, a leading manufacturer of software that enables employees of companies with offices worldwide to share documents through computer networks and intranets, and Metro Information Systems, which provides information technology consulting and custom software development.

Q WHAT OTHER STOCKS DID WELL FOR THE FUND?

A In the consumer non-durables sector, which has benefited from increased consumer spending, DM Management was one of the top-performing stocks in the portfolio. The company is a direct marketer of high-quality women's apparel, accessories, shoes, and gifts.


ALLOCATION OF NET ASSETS %

                                                               JUNE 30, 1998
SERVICES                                                            39.7
TECHNOLOGY                                                          16.6
HEALTH CARE                                                         15.7
FINANCE                                                              7.4
ENERGY                                                               5.5
MATERIALS/BASIC INDUSTRY                                             4.9
CAPITAL GOODS                                                        4.8
CONSUMER DURABLES                                                    1.4
CONSUMER NON- DURABLES                                               0.7
SHORT TERM AND OTHER                                                 3.3



In the materials/basic industry sector, American Disposal Services contributed to the Fund's strong performance. The company, which has been involved in numerous acquisitions, provides non-hazardous solid-waste services in 13 states.


Q WHAT IS YOUR OUTLOOK?

A In the U.S., we believe the economic conditions are favorable for stocks. If inflation remains low, the Federal Reserve Board (the Fed), which has left monetary policy unchanged for more than a year, should be less likely to raise interest rates. However, Fed Chairman Alan Greenspan, speaking to Congress in July, warned that the tight labor market could eventually accelerate inflation. That could cause the Fed to tighten monetary policy and adversely affect stocks.

Despite the current market preference for large cap equities, we remain optimistic about small cap stocks. Relative to large cap stocks, the valuations of small cap stocks are still compelling. And while profits for the largest companies appear to be gravitating toward the single-digit level, profits continue to be robust for smaller companies as a group.

We believe if these trends continue, small cap stocks could become more attractive and even become market leaders. Such a development would be favorable for the Fund. Please note, investing in small-size companies may involve greater risk and potential reward than investing in more established companies.



KEY PORTFOLIO HOLDINGS(6)                                                 % OF
(AS OF JUNE 30, 1998)                                                NET ASSETS
GENERAL CABLE CORP.                                                     2.4
INSIGHT ENTERPRISES, INC.                                               2.2
NEWFIELD EXPLORATION CO.                                                2.1
DM MANAGEMENT CO.                                                       2.1
SERVICE EXPERTS, INC.                                                   2.0
LASON HOLDINGS, INC.                                                    1.9
IRON MOUNTAIN, INC.                                                     1.9
AMERICAN DISPOSAL SERVICES, INC.                                        1.9
SOFTWARE AG SYSTEMS, INC.                                               1.8
HA-LO INDUSTRIES, INC.                                                  1.7



(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The AIM Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in the equity securities of medium-sized companies in the United States. As of January 2, 1997, the Fund's market capitalization range changed. We now invest primarily in companies having a market capitalization of $1 billion to $5 billion at the time of purchase. Previously, the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase.

[GRAPHIC]


AIM MID CAP GROWTH FUND

PERFORMANCE SUMMARY

CLASS A         AIM MID CAP   RUSSELL MID CAP
SHARES          GROWTH FUND      INDEX
6/9/87            9525           10000
                  9916           10271
                 10230           10852
                 10697           11236
                 10439           11021
                  7468            8307
                  7229            7845
                  8153            8526
                  8315            8922
                  9011            9554
                  8887            9567
                  9087            9626
                  8811            9603
                  9630           10261
                  9392           10055
                  9020            9831
                  9277           10166
                  9030           10209
                  8753            9964
                  9062           10214
                  9724           10825
                  9837           10800
                 10344           10977
                 11306           11507
                 12217           12025
                 11782           11981
                 12765           12816
                 13127           13244
                 13416           13123
                 13292           12504
                 13437           12675
                 14025           12898
                 12638           11863
                 13424           12104
                 14396           12398
                 14134           11866
                 16144           12941
                 16209           12857
                 15576           12475
                 13511           11133
                 12255           10308
                 11971            9982
                 12681           10944
                 12987           11415
                 13621           12188
                 14484           13204
                 15215           13752
                 14997           13835
                 15521           14491
                 14363           13824
                 15248           14501
                 15980           14935
                 15456           14848
                 15150           15152
                 14178           14526
                 15492           16153
                 17323           16457
                 17488           16835
                 16468           16405
                 15964           16533
                 16106           16640
                 15174           16370
                 16315           17054
     8/31/92     15756           16662
                 16249           17007
                 17565           17423
                 19867           18301
                 20410           18793
                 20577           19168
                 19265           19190
                 19063           19814
                 17823           19289
                 19075           19902
                 18622           20127
                 18860           20224
                 19897           21123
                 19826           21204
                 20815           21222
                 20899           20729
                 22113           21480
                 22396           22073
                 23027           21773
                 23245           20845
                 23786           20988
                 24005           21017
                 23928           20394
                 23760           21094
                 25241           22094
                 25446           21555
                 25511           21719
                 25176           20761
                 25581           21031
                 25755           21463
                 27042           22574
                 28054           23220
                 29110           23570
                 29804           24344
                 31713           25163
                 33448           26384
                 33680           26789
                 33882           27394
                 32537           26781
                 33246           28113
                 31523           28277
                 31622           28873
                 32267           29551
                 32598           29979
                 34929           30828
                 35028           31294
                 33639           30824
                 31457           28916
                 33110           30293
                 35424           31789
                 35441           32044
                 36929           33996
                 36457           33649
                 37054           34908
                 34070           34855
                 30998           33373
                 31665           34204
                 34544           36699
                 35755           37900
                 38862           41062
                 38107           40616
                 41776           42934
                 39740           41264
                 40178           42246
                 41579           43412
                 40293           42596
                 44152           45927
                 47041           48104
                 45102           48224
                 42430           48634
6/30/98          46180           47395


CLASS B         AIM MID CAP   RUSSELL MID CAP
SHARES          GROWTH FUND      INDEX
4/1/93          10000           10000
                 9402.52         9735
                10062.9         10044.1
                 9817.61        10157.7
                 9937.11        10206.6
                10478           10660.5
                10434           10701.4
                10956           10710.2
                10993.7         10461.9
                11607.8         10840.8
                11757.2         11139.9
                12076.4         10988.4
                12185.1         10520.3
                12463.6         10592.5
                12572.3         10606.9
                12524.7         10292.8
                12436.4         10646
                13197.1         11150.8
                13299           10878.2
                13326.2         10961.5
                13142.8         10477.9
                13355.9         10614
                13432.2         10832
                14096.2         11392.6
                14622.8         11718.7
                15164.7         11895.4
                15515.7         12286.3
                16500.3         12699.2
                17385.6         13315.8
                17500           13519.8
9/30/95         17591.6         13825.3
                16889.5         13516.1
                17248.2         14188.3
                16350.5         14271
                16385.3         14571.9
                16716.2         14914
                16872.9         15129.9
                18065.7         15558.5
                18117.9         15793.5
                17386.6         15556.3
                16246           14593.5
                17090.5         15288.4
                18274.6         16043.4
                18274.6         16172
                19032.1         17157.3
                18774.3         16982.2
                19070.5         17617.5
                17524.5         17590.8
                15941.5         16843.1
                16274.8         17262.2
                17737.5         18521.7
                18348.5         19127.7
                19940.7         20723.4
                19542.7         20498.5
                21412.7         21668.2
                20357.3         20825.2
                20570.3         21320.9
                21280.3         21909.3
                20609.7         21497.4
                22569           23178.5
                24025.4         24277.2
                23030           24337.9
                21657.5         24544.8
6/30/98         23643           23912

The charts above show performance of AIM Mid Cap Growth Fund, Class A and Class B shares since inception, versus the Russell Midcap Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% at the beginning of the seventh year), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $15,606 on June 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS%(1)
JUNE 30, 1998

SHARE CLASS                          WITHOUT SALES CHARGE(2)                    WITH SALES CHARGE
                                1-YEAR    5-YEAR    10-YEAR LIFE OF FUND  1-YEAR  5-YEAR    10-YEAR LIFE OF FUND
CLASS A(3)                       30.18     20.11     17.07     15.43       23.02   18.76      16.40    14.84
CLASS B(3)                       29.40     19.32      N/A      17.92       24.40   19.12        N/A    17.82
ADVISOR CLASS(4)                 30.59      N/A       N/A      15.55        N/A     N/A         N/A     N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (PER CALENDAR YEAR)

                     1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
CLASS A             11.14     54.77     -7.40     19.29     31.74      8.34     15.69     23.23     15.65     14.05
CLASS B              N/A       N/A       N/A       N/A       N/A      16.08(3)  15.06     22.42     14.82     13.35


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 5.50% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.

(3) The Fund began operations (Class A shares) on June 9, 1987; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

AIM MID CAP GROWTH FUND

INTERVIEW WITH PORTFOLIO
MANAGEMENT TEAM

Q HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1998?

A The Fund did very well. Its total return for the six months covered by this report was 11.95% for Class A shares and 11.57% for Class B shares excluding sales charges, outpacing the performance of its benchmark index. Over the same period, the Russell Midcap Index gained 9.13%.(5)

The Fund's long-term performance has generated excellent Lipper rankings, as shown below.

LIPPER RANKINGS
AS OF 6/30/98

CLASS A SHARES
                    AIM FUND              FUNDS IN
PERIOD               RANK              MID-CAP CATEGORY          TOP %
1 Year                38                      284                  14%
5 Years               13                      87                   15%
10 Years               9                      37                   25%
CLASS B SHARES
INCEPTION 4/1/93
1 Year                43                      284                  16%
5 Years               20                      87                   23%

FUND PERCENTAGE RANKINGS ARE BASED ON TOTAL RETURN AND ARE VERSUS ALL MID-CAPITALIZATION MUTUAL FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES, INC., EXCLUDING SALES CHARGES AND INCLUDING FEES AND EXPENSES.

Q WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?

A Though there were some uncertain moments, on balance it was a good period for investors. Early on, market participants were pessimistic about the worldwide impact of Asia's currency and market crises. This dampened stock performance and increased volatility. But as the new year unfolded, the markets shrugged off these difficulties for a while, and markets proceeded to record heights.

As the reporting period drew to a close, a more cautious climate returned as it became obvious that economies in Asia were not going to recover quickly and that the slowdown in Japan, Asia's major economy, could be prolonged. Markets worldwide became more volatile and uncertain. They also continued to favor well-known, widely traded stocks-a phenomenon known as flight to quality. Large-capitalization stocks outperformed both mid-caps and small caps, creating an unfriendly market for the Fund.

Q YET IT DID OUTPERFORM ITS MID-CAP BENCHMARK. WHAT HOLDINGS OR INDUSTRIES DID PARTICULARLY WELL FOR YOU?

A We benefited most from our substantial holdings in the broadcasting and publishing industry, which amounted to 12.4% of net assets as of June 30. Two segments of that industry have been doing very well: outdoor advertising such as billboards and bus stops, and the radio side of broadcasting.

Q WHY IS OUTDOOR ADVERTISING DOING WELL?

A Recently, both this industry and radio have experienced excellent pricing power, which has been hard to find in the current low-inflation environment-few companies have been able to increase prices.

In the outdoor advertising industry, pricing power is mainly a matter of supply and demand-since almost no new billboards are being built in the U.S., billboard owners can raise their prices. In an industry of relatively fixed costs, the incremental revenue from a price rise can go directly to the bottom line.

This also is an industry undergoing a fair amount of consolidation, which is creating national vendors of outdoor advertising platforms for the first time. Outdoor advertising is also substantially cheaper than television, lowering advertisers' costs for reaching their target audiences.

As of June 30, our largest holding as a percent of net assets was the largest outdoor advertising firm in the U.S., Outdoor Systems, Inc., which recently signed an innovative agreement with Ford Motor Company for a multi-year ad campaign using Outdoor Systems' most in-demand billboards in major markets. It is the first-ever nationwide product launch with a billboard campaign. Our holdings of Outdoor Systems appreciated from 3.6% of net assets to 7.0% and were a major contributor to our good performance.

(5) The Russell Midcap Index comprises the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

AIM MID CAP GROWTH FUND   CONTINUED


Q WHAT FACTORS ARE FUELING GROWTH IN THE
RADIO INDUSTRY?

A The Telecommunications Deregulation Act of 1996 relaxed restrictions on ownership of radio stations, which has helped fuel a wave of consolidation in this industry also. Portfolio holdings such as Chancellor Media Corp. and Jacor Communications, Inc. have been taking advantage of industry deregulation.

Weaker stations are being purchased by companies with stronger management, and consolidation means fewer operators may capture a much larger share of an advertiser's target audience, giving a station more pricing leverage.

The radio sector is also enjoying incremental advertising revenue. Two significant sources of this new revenue are publicity for the host of new telecommunications services, especially wireless services, being introduced by many firms, and the move by large pharmaceutical companies to advertise prescription drugs directly to potential patients rather than just to physicians.

Q WHAT TRENDS DO YOU EXPECT IN THE NEXT FEW MONTHS?

A We are cautiously optimistic. It is hard to imagine, given the current economic background, that interest rates will move sharply. Inflation seems likely to remain contained as global competition and lower energy costs offset the inflationary potential of tight labor markets. The Federal Reserve Board has left rates unchanged for more than a year. Without a rate move, we do not expect a significant correction to occur in the stock market.


ALLOCATION OF NET ASSETS %

                             JUNE 30, 1998
SERVICES                          49.2
TECHNOLOGY                        14.6
FINANCE                           13.0
HEALTH CARE                        8.0
CONSUMER NON-DURABLES              6.7
MATERIALS/BASIC INDUSTRY           5.4
ENERGY                             3.1
CAPITAL GOODS                      2.5
SHORT TERM & OTHER                (2.5)

Earnings growth has slowed overall, but earnings disappointments have tended to be company-specific rather than across the board. The worst storm clouds looming at the end of the reporting period were in Asia, especially the seemingly intractable economic slump in Japan. Concern was increasing that contraction of Asian economies could become a significant drag on economic activity worldwide, and markets lost much of their upward momentum late in the reporting period.

Q WHAT IS YOUR OUTLOOK FOR THE FUND?

A We remain confident about our investment criteria, which search for:

- companies where management has significant incentive to enhance shareholder value;
- companies enjoying a tailwind from a prosperous industry-as media companies now are; and
- most importantly, companies whose return on investment and earnings are growing.

Valuations in the mid cap sector remain more attractive than in the large cap sector. Earnings of mid cap and smaller companies are growing in the double digits, whereas second-quarter year-over-year earnings growth for large companies in the S&P 500 was in the low single digits.(6) You can simply get more earnings for your investment in smaller and mid cap stocks, especially in view of the extremely high price/earnings ratios of many blue-chip stocks. We think this comparative valuation should, ultimately, translate into stronger performance for mid-size stocks.


KEY PORTFOLIO HOLDINGS(7)                              % OF
(AS OF JUNE 30, 1998)                              NET ASSETS
OUTDOOR SYSTEMS, INC.                                  7.0
CLEAR CHANNEL COMMUNICATIONS, INC.                     6.1
SNYDER COMMUNICATIONS, INC.                            5.6
HILTON HOTELS CORP.                                    4.2
U.S. FOODSERVICE                                       4.0
CHANCELLOR MEDIA CORP.                                 3.5
STERLING COMMERCE, INC.                                3.3
PREMIER PARKS, INC.                                    3.1
INTERNATIONAL SPECIALITY PRODUCTS, INC.                2.6
SERVICEMASTER CO.                                      2.5


Allocations will change based on current market conditions.

A complete listing may be found in the Financial Statements section of this report.

(6) The S&P 500 (Standard & Poor's Composite Index of 500 stocks) is a group of unmanaged securities widely regarded as representative of the stock market in general.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

AIM AMERICA VALUE FUND

PERFORMANCE SUMMARY



                  CLASS A SHARES              AIM AMERICA VALUE FUND   S&P 500 INDEX
                  10/18/95                    9525                      10000
                                              9541.67                    9904.95
                                              10358.3                    10339.8
                                              10633.3                    10538.9
                                              10966.7                    10897.6
                                              10941.7                    10998.7
                                              11183.3                    11104.5
                                              11658.3                    11268.3
                                              12241.7                    11558.9
                                              11983.3                    11603
                                              11266.7                    11090.3
                                              11483.3                    11324.3
                                              12116.7                    11961.6
                                              12233.3                    12291.6
                                              12425                      13220.6
                                              12241.3                    12958.7
                                              12809.5                    13768.3
                                              13010                      13876.2
                                              12433.5                    13306
                                              12725.9                    14100.4
                                              13469.6                    14958.9
                                              13970.9                    15629.1
                                              15383.1                    16872.6
                                              14923.5                    15927.4
                                              15750.7                    16799.7
                                              14940.2                    16238.6
                                              15182.5                    16990.3
                                              15575.2                    17282
                                              15268.2                    17473.1
                                              16405.8                    17666.4
                                              16992.7                    18940.5
                                              17236.5                    19131
                                              16604.5                    19323.5
                   6/30/98                    16449                      20328


                  CLASS B SHARES              AIM AMERICA VALUE FUND    S&P 500 INDEX
                  10/18/95                    10000                      10000
                                              10008.7                    9904.95
                                              10866.1                    10339.8
                                              11154.9                    10538.9
                                              11487.3                    10897.6
                                              11461.1                    10998.7
                                              11706                      11104.5
                                              12196                      11268.3
                                              12808.4                    11558.9
                                              12528.4                    11603
                                              11776                      11090.3
                                              11986                      11324.3
                                              12642.2                    11961.6
                                              12764.7                    12291.6
                                              12957.1                    13220.6
                                              12755.5                    12958.7
                                              13343.3                    13768.3
                   2/28/98                    13545                      13876.2
                                              12939.7                    13306
                                              13238                      14100.4
                                              13992.4                    14958.9
                                              14510                      15629.1
                                              15966.3                    16872.6
                                              15492.6                    15927.4
                                              16334.8                    16799.7
                                              15483.8                    16238.6
                                              15720.7                    16990.3
                  12/31/97                    16128.2                    17282
                                              15806.4                    17473.1
                                              16980                      17666.4
                                              17576.3                    18940.5
                                              17813                      19131
                                              17150.4                    19323.5
                   6/30/98                    16822                      20328

The charts above show performance of AIM America Value Fund Class A and Class B shares since inception, versus the S&P 500. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% at the beginning of the seventh year), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on October 18, 1995, would have been worth $17,602 on June 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS %(1)
JUNE 30, 1998

                     WITHOUT SALES CHARGE(2)    WITH SALES CHARGE
SHARE CLASS         1-YEAR    LIFE OF FUND(3)1-YEAR    LIFE OF FUND(3)
CLASS A             18.72         22.79      12.21         20.23
CLASS B             18.00         22.03      13.00         21.23
ADVISOR CLASS(4)    19.22         23.28      N/A           N/A


INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers domiciled in the United States, that have a market capitalization greater than $500 million at the time of purchase. We look for companies we believe are undervalued and therefore offer above-average potential for capital appreciation.



(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 5.50% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.

(3)  The Fund began operations on October 18, 1995.

(4) Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more complete information.

     The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

AIM AMERICA VALUE FUND

INTERVIEW WITH PORTFOLIO
MANAGEMENT TEAM

Q AFTER A STRONG FIRST QUARTER, THE "ASIAN FLU" RETURNED AND DRASTICALLY CHANGED THE DYNAMIC OF THE MARKET. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A The Fund underperformed the Standard &Poor's Composite Index of 500 stocks (S&P 500)(5) during the reporting period, producing a return of 6.49% for Class A shares and 6.16% for Class B shares excluding sales charges. Over the same period, the S&P 500 returned 17.72%, but value stocks as a whole underperformed with the S&P Barra Value Index6 up only 12.1%. The Fund was also impacted by being underweighted in health care and technology, where our valuation discipline precludes us from fully participating in these sectors. The Fund still maintains a strong long-term track record as shown on the pages nearby.

To provide some insight into the divergence of market sectors, the Russell Midcap Index was up 9.13% for the period, while the Russell Mid Cap Value and Russell 2000 benchmarks rose 7.17% and 4.93%, respectively.(7) It is worth keeping in mind that much of the S&P 500's performance can be accounted for by a few very large, so-called "mega-cap" stocks favored by markets in the past few years.

Q WHAT FACTORS INFLUENCED THE MARKET DURING THE REPORTING PERIOD?

A At the beginning of the reporting period, many investors were concerned about events of the previous months, resulting from economic difficulties in Asia, would affect the investing environment. However, as the new year unfolded, U.S. markets appeared to shrug off these complications and moved ahead.

A much-anticipated slowdown in the U.S. economy never materialized and the gross domestic product (GDP) rose at a rapid 5.4% annual rate during the first quarter of 1998. Despite this strong economic growth, inflation remained low. The Commerce Department's overall price index rose at its slowest rate in 34 years. Concerns about Asia receded, and the Dow Jones Industrial Average closed above the 9,200 mark for the first time ever in May.

--------------------------------------------------------------------------------
WE BELIEVE THE FUND IS INVESTED IN
FUNDAMENTALLY STRONG COMPANIES WITH
EXCELLENT LONG-TERM VALUE.
--------------------------------------------------------------------------------

The story was much different in the second quarter of the year. Renewed uncertainty about the long-term effects of the Asian currency crises drove investors to the relative safety and liquidity of a handful of large-cap stocks. Mid- and small-cap stocks, which had been performing well, took the brunt of this turn in market sentiment. The market, which had made promising strides in the first quarter, became volatile and generally moved sideways throughout the second quarter. By the end of the reporting period, growth in the GDP, which had taken off during the early months of the year, showed signs of slowing to 2%-3%.

Q HOW DID THE RETURN OF CONCERNS ABOUT ASIA AFFECT THE FUND'S PERFORMANCE?

A As we mentioned, the re-emergence of concerns about Asia caused investors to readjust their focus and seek refuge in the perceived safety and liquidity of large-cap growth stocks. As a value fund we do not typically target the mega-cap companies that came into favor during the second quarter.

PORTFOLIO CHARACTERISTICS
JUNE 30, 1998


                                             AIM AMERICA
                                         VALUE FUND HOLDINGS     S&P 500
# OF HOLDINGS                                     55                500
P/E (1997)                                     14.7x              19.3x
RELATIVE P/E                                      76%               100%
DIVIDEND YIELD                                  2.3%                1.6%
RELATIVE YIELD                                   143%               100%
PRICE TO BOOK RATIO                             2.6x               3.9x
RELATIVE PRICE TO BOOK RATIO                      67%               100%
AVERAGE MARKET CAP                             $26.4              $55.1
($ BILLION)

The data presented here may change based on current market conditions and Fund holdings.


(5) The S&P 500 Index comprises the capitalization-weighted average price of the 500 largest publicly traded U.S. companies. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The S&P Barra Value Index is a subset of the S&P 500 Index that contains firms with lower price/book ratios. It comprises the capitalization-weighted average price of 333 companies, includes the effect of reinvested dividends and is measured in U.S. dollars.

(7) Russell Midcap Index is a subset of the large-capitalization Russell 1000 Index. It measures the performance of the 800 smallest securities in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book rations and lower forecasted growth values. The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.

AIM AMERICA VALUE FUND   CONTINUED

While many of these large company stocks performed well in the short-term, we believe many of them are now fairly valued. In the last year, price/earnings ratios have risen substantially, and we think that by any measure, the market overall is very fully valued. While the Asian crisis benefited these companies in the short term, we believe the market cannot survive on the momentum of 10 or 20 names alone.

Over time, we believe concerns about Asia's currency woes and the attraction of a very narrow group of stocks could yield to investors' needs for the fundamental value and profit potential inherent in the Fund's portfolio.

Q THE FUND IS MOST HEAVILY WEIGHTED IN FINANCIAL ISSUES. HOW DID THE FUND'S WEIGHTING IN THIS SECTOR AFFECT PERFORMANCE?

A Financial services issues received some long overdue recognition from investors and consequently, performed very well for the Fund. Portfolio holdings like the Chase Manhattan Corp., and Mellon Bank Corp. were up 12% and 10%, respectively, in the second quarter alone.

In addition, earnings growth projections for banks and insurance companies remain stable at 13%-15% for the next year. Yet they are not nearly as expensive as the broad market, which makes them a good value for the Fund. In addition, the trend toward declining interest rates bodes well for our holdings.

Emblematic of what is going on in this field is the merger, announced in April, of insurance giant Traveler's Group, Inc., and major money-center banker Citicorp-two stocks in the Fund's portfolio. This largest corporate merger to date aims to meld two financial-services leaders with histories of solid earnings. We expect further industry consolidation.

Q ENERGY STOCKS MADE UP ANOTHER SIGNIFICANT PORTION OF THE PORTFOLIO. HOW DID THEY PERFORM?

A In contrast to the financial services industry, the energy sector suffered some setbacks during the reporting period. Prices of energy stocks experienced dramatic price drops as a result of the troubled economies in Asia. Portfolio holdings like Anadarko and Mobil Corp. fell in price despite attractive cash flows and internal restructuring that make them attractive long-term value investments.

While energy holdings have currently fallen out of favor, we believe the setback is temporary. Long term, we consider the trend for energy to be positive. Portfolio holdings like McDermott International, Inc., and Unocal are in the process of restructuring, and other holdings within the Fund are taking positive steps such as cutting costs, buying back stock, and selling assets, actions that could benefit the Fund going forward.

Q WHAT HOLDINGS WERE YOU ESPECIALLY PLEASED WITH?

A While hardly a glamorous stock, Ford Motor Co. performed exceptionally well during the reporting period, increasing approximately 82% in value. Despite concerns about Asia and the resulting deceleration in the global economy, Ford did not struggle through the second quarter the way many other companies with similar international exposure did.

We attribute this to Ford's fundamental strength, a quality we look for in all our value investments. Though the stock was out of favor for some time, Ford Motor Co. has developed stronger profits and steady growth. In recent years, Ford has experienced a successful restructuring, bought back stock, and seen an increase in dividends. Ford is a prime example of how patience, anchored by confidence in a company's strong fundamentals, can eventually create benefits for shareholders.

Q WHAT IS YOUR OUTLOOK IN THE NEAR TERM?

A Despite some setbacks in the second quarter of this year, we believe discouragement based on these short-term results is premature. With the Asian crisis creating volatility in the marketplace, we believe the Fund's short-term performance is not a reasonable indicator of the value of its investments.

Inflation continues to be low in the U.S. and other developed countries. If inflation remains contained, we expect the Federal Reserve Board to leave monetary policy unchanged, as it has for over a year now. However, with the return of concerns about Asia and the resulting market volatility, it would be imprudent not to approach the coming months without some degree of caution.

AIM AMERICA VALUE FUND   CONTINUED

This volatility could indeed create some value opportunities in sectors such as commodities and technology. Although the outlook for commodity prices remains weak, it is interesting to note that the market's punishment of the stocks is creating several situations that may actually benefit from industry pressures.

ALLOCATION OF NET ASSETS %


                                   JUNE 30, 1998
FINANCE                                 33.1
ENERGY                                  17.1
SERVICES                                12.9
MATERIALS/BASIC INDUSTRY                12.4
CONSUMER DURABLES                        7.1
TECHNOLOGY                               5.2
CONSUMER NON-DURABLES                    4.0
CAPITAL GOODS                            3.7
HEALTH CARE                              1.6
SHORT TERM AND OTHER                     2.9

We believe the Fund is invested in fundamentally strong companies with excellent long-term value. Though the Fund did not outperform these large-company stocks in the short term, we hope investors will ultimately be pleased with the Fund's long-term results.


Key Portfolio Holdings(8)                        % of
(as of June 30, 1998)                         Net Assets
INTERNATIONAL BUSINESS MACHINES CORP.             2.9
EXEL LTD.                                         2.9
BELL ATLANTIC CORP.                               2.8
CHASE MANHATTAN CORP.                             2.6
TEXAS UTILITIES CO.                               2.5
FORD MOTOR CO.                                    2.5
TRAVELERS GROUP, INC.                             2.5
ALLSTATE CORP.                                    2.4
FLEET FINANCIAL GROUP, INC.                       2.4
SLM HOLDING CORP.                                 2.4

Allocations will change based on current market conditions.

(8) A complete listing may be found in the Financial Statements section of this report.

AIM SMALL CAP
EQUITY FUND
AIM MID CAP
GROWTH FUND
AIM AMERICA
VALUE FUND

FINANCIAL
STATEMENTS

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (39.7%)
  Insight Enterprises, Inc.-/- ...............................   US             19,800   $   792,000         2.2
    RETAILERS-OTHER
  DM Management Co.-/- .......................................   US             20,500       735,437         2.1
    RETAILERS-APPAREL
  Service Experts, Inc.-/- ...................................   US             20,100       693,450         2.0
    CONSUMER SERVICES
  Lason Holdings, Inc.-/- ....................................   US             12,500       681,250         1.9
    CONSUMER SERVICES
  Iron Mountain, Inc.-/- .....................................   US             14,700       657,825         1.9
    BUSINESS & PUBLIC SERVICES
  American Disposal Services, Inc.-/- ........................   US             14,000       656,250         1.9
    BUSINESS & PUBLIC SERVICES
  HA-LO Industries, Inc.-/- ..................................   US             18,900       588,263         1.7
    CONSUMER SERVICES
  Personnel Group of America, Inc.-/- ........................   US             27,300       546,000         1.5
    BUSINESS & PUBLIC SERVICES
  Eastern Environmental Services, Inc.-/- ....................   US             15,400       523,600         1.5
    CONSUMER SERVICES
  Central Parking Corp. ......................................   US             10,400       473,200         1.3
    CONSUMER SERVICES
  Comfort Systems USA, Inc.-/- ...............................   US             20,200       472,175         1.3
    BUSINESS & PUBLIC SERVICES
  99 Cents Only Stores-/- ....................................   US             11,100       460,650         1.3
    RETAILERS-OTHER
  ITT Educational Services, Inc.-/- ..........................   US             12,400       399,900         1.1
    CONSUMER SERVICES
  United Rentals, Inc.-/- ....................................   US              9,300       390,600         1.1
    BUSINESS & PUBLIC SERVICES
  Hagler Bailly, Inc.-/- .....................................   US             14,900       385,538         1.1
    BUSINESS & PUBLIC SERVICES
  Expeditors International of Washington, Inc. ...............   US              8,400       369,600         1.0
    TRANSPORTATION - SHIPPING
  Superior Services, Inc.-/- .................................   US             12,100       363,756         1.0
    CONSUMER SERVICES
  Cornell Corrections, Inc.-/- ...............................   US             16,300       342,300         1.0
    BUSINESS & PUBLIC SERVICES
  Fairfield Communities, Inc.-/- .............................   US             17,800       341,537         1.0
    LEISURE & TOURISM
  ResortQuest International, Inc.-/- .........................   US             20,400       332,775         0.9
    LEISURE & TOURISM
  United Road Services, Inc.-/- ..............................   US             15,800       302,175         0.9
    CONSUMER SERVICES
  Execustay Corp.-/- .........................................   US             21,900       257,325         0.7
    LEISURE & TOURISM
  Championship Auto Racing Teams, Inc.-/- ....................   US             13,900       253,675         0.7
    LEISURE & TOURISM
  Cox Radio, Inc.-/- .........................................   US              5,700       246,525         0.7
    BUSINESS & PUBLIC SERVICES

    The accompanying notes are an integral part of the financial statements.

                                       F1

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  Duane Reade, Inc.-/- .......................................   US              8,100   $   243,000         0.7
    RETAILERS-OTHER
  Lamar Advertising Co.-/- ...................................   US              6,500       233,188         0.7
    BROADCASTING & PUBLISHING
  Ambassadors International, Inc.-/- .........................   US              7,300       221,281         0.6
    LEISURE & TOURISM
  CompX International, Inc.-/- ...............................   US             10,200       220,575         0.6
    BUSINESS & PUBLIC SERVICES
  Industrial Distribution Group, Inc.-/- .....................   US             13,200       204,600         0.6
    WHOLESALE & INTERNATIONAL TRADE
  e.spire Communications, Inc.-/- ............................   US              8,700       196,294         0.6
    TELEPHONE NETWORKS
  CORT Business Services Corp.-/- ............................   US              5,900       185,850         0.5
    BUSINESS & PUBLIC SERVICES
  Vistana, Inc.-/- ...........................................   US              9,500       174,563         0.5
    LEISURE & TOURISM
  Jevic Transportation, Inc.-/- ..............................   US             15,200       172,900         0.5
    TRANSPORTATION - SHIPPING
  Metzler Group, Inc.-/- .....................................   US              4,500       164,813         0.5
    BUSINESS & PUBLIC SERVICES
  Restoration Hardware, Inc.-/- ..............................   US              6,100       153,263         0.4
    RETAILERS-OTHER
  Blue Rhino Corp.-/- ........................................   US              8,200       143,500         0.4
    RETAILERS-OTHER
  Sunglass Hut International, Inc.-/- ........................   US             12,700       140,494         0.4
    RETAILERS-APPAREL
  Cavanaughs Hospitality Corp.-/- ............................   US              9,700       126,706         0.4
    LEISURE & TOURISM
  Waste Connections, Inc.-/- .................................   US              6,200       123,225         0.3
    CONSUMER SERVICES
  ACSYS, Inc.-/- .............................................   US              6,400        88,000         0.2
    BUSINESS & PUBLIC SERVICES
                                                                                         -----------
                                                                                          14,058,058
                                                                                         -----------
Technology (16.6%)
  Software AG Systems, Inc.-/- ...............................   US             21,200       620,100         1.8
    SOFTWARE
  Metro Information Services, Inc.-/- ........................   US             12,400       485,150         1.4
    COMPUTERS & PERIPHERALS
  Atlantic Data Services, Inc.-/- ............................   US             24,000       460,500         1.3
    COMPUTERS & PERIPHERALS
  Computer Management Sciences, Inc.-/- ......................   US             16,200       384,750         1.1
    COMPUTERS & PERIPHERALS
  Roper Industries, Inc. .....................................   US             13,900       363,138         1.0
    INSTRUMENTATION & TEST
  Data Processing Resources Corp.-/- .........................   US             11,000       341,687         1.0
    COMPUTERS & PERIPHERALS
  AnswerThink Consulting Group, Inc.-/- ......................   US             15,800       339,700         1.0
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (Continued)
  Platinum Technology, Inc.-/- ...............................   US              9,800   $   279,913         0.8
    SOFTWARE
  MAPICS, Inc.-/- ............................................   US             13,300       261,844         0.7
    SOFTWARE
  Platinum Software Corp.-/- .................................   US             10,100       246,188         0.7
    SOFTWARE
  Excel Switching Corp.-/- ...................................   US              9,400       233,825         0.7
    TELECOM TECHNOLOGY
  Cotelligent Group, Inc.-/- .................................   US              9,700       226,737         0.6
    COMPUTERS & PERIPHERALS
  Concord Communications, Inc.-/- ............................   US              8,200       209,612         0.6
    SOFTWARE
  Analysts International Corp. ...............................   US              6,850       194,369         0.6
    COMPUTERS & PERIPHERALS
  SPR, Inc.-/- ...............................................   US              6,000       186,750         0.5
    COMPUTERS & PERIPHERALS
  Fundtech Ltd.-/- {\/} ......................................   ISRL            8,525       160,909         0.5
    SOFTWARE
  JDA Software Group, Inc.-/- ................................   US              3,300       144,375         0.4
    SOFTWARE
  Documentum, Inc.-/- ........................................   US              2,900       139,200         0.4
    SOFTWARE
  BrightStar Information Technology Group, Inc.-/- ...........   US              9,500       131,812         0.4
    COMPUTERS & PERIPHERALS
  Aspen Technology, Inc.-/- ..................................   US              2,300       116,150         0.3
    SOFTWARE
  Pericom Semiconductor Corp.-/- .............................   US             15,400       105,875         0.3
    SEMICONDUCTORS
  Amkor Technology, Inc.-/- ..................................   US             10,800       100,912         0.3
    SEMICONDUCTORS
  Walker Interactive Systems, Inc.-/- ........................   US              3,700        54,575         0.2
    SOFTWARE
                                                                                         -----------
                                                                                           5,788,071
                                                                                         -----------
Health Care (15.7%)
  ESC Medical Systems Ltd.-/- {\/} ...........................   ISRL           15,000       506,250         1.4
    MEDICAL TECHNOLOGY & SUPPLIES
  ADAC Laboratories-/- .......................................   US             19,200       432,000         1.2
    HEALTH CARE SERVICES
  SEQUUS Pharmaceuticals, Inc.-/- ............................   US             36,300       412,913         1.2
    PHARMACEUTICALS
  PhyCor, Inc.-/- ............................................   US             24,800       410,750         1.2
    HEALTH CARE SERVICES
  Vertex Pharmaceuticals, Inc.-/- ............................   US             16,300       366,750         1.0
    PHARMACEUTICALS
  AmeriPath, Inc.-/- .........................................   US             30,900       365,006         1.0
    HEALTH CARE SERVICES
  Assisted Living Concepts, Inc.-/- ..........................   US             19,600       338,100         1.0
    HEALTH CARE SERVICES

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Health Care (Continued)
  CryoLife, Inc.-/- ..........................................   US             21,400   $   337,050         1.0
    BIOTECHNOLOGY
  Gilead Sciences, Inc.-/- ...................................   US             10,200       327,037         0.9
    BIOTECHNOLOGY
  AXYS Pharmaceuticals, Inc.-/- ..............................   US             44,100       314,212         0.9
    PHARMACEUTICALS
  Scios, Inc.-/- .............................................   US             35,200       312,400         0.9
    HEALTH CARE SERVICES
  COR Therapeutics, Inc.-/- ..................................   US             22,500       312,188         0.9
    BIOTECHNOLOGY
  Total Renal Care Holdings, Inc.-/- .........................   US              8,300       286,350         0.8
    HEALTH CARE SERVICES
  American Dental Partners, Inc.-/- ..........................   US             16,800       235,200         0.7
    HEALTH CARE SERVICES
  Barr Laboratories, Inc.-/- .................................   US              5,900       234,525         0.7
    PHARMACEUTICALS
  Symphonix Devices, Inc.-/- .................................   US             15,200       174,800         0.5
    HEALTH CARE SERVICES
  Physician Reliance Network, Inc.-/- ........................   US              6,200        70,913         0.2
    MEDICAL TECHNOLOGY & SUPPLIES
  Depotech Corp.-/- ..........................................   US             42,200        65,937         0.2
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           5,502,381
                                                                                         -----------
Finance (7.4%)
  Metris Cos., Inc.-/- .......................................   US              6,700       427,125         1.2
    CONSUMER FINANCE
  Affiliated Managers Group, Inc.-/- .........................   US             10,600       393,525         1.1
    INVESTMENT MANAGEMENT
  Reinsurance Group of America, Inc. Non-voting-/- ...........   US              7,300       374,581         1.1
    INSURANCE-LIFE
  LaSalle Partners, Inc.-/- ..................................   US              7,300       324,850         0.9
    REAL ESTATE
  Correctional Properties Trust-/- ...........................   US             15,800       319,950         0.9
    REAL ESTATE INVESTMENT TRUST
  Annuity and Life Re (Holdings) Ltd.-/- .....................   US             11,000       243,375         0.7
    INSURANCE-LIFE
  Stirling Cooke Brown Holdings Ltd. .........................   US              8,000       225,000         0.6
    INSURANCE - PROPERTY-CASUALTY
  AmeriCredit Corp.-/- .......................................   US              5,200       185,575         0.5
    CONSUMER FINANCE
  American Capital Strategies Ltd. ...........................   US              6,600       150,975         0.4
    CONSUMER FINANCE
                                                                                         -----------
                                                                                           2,644,956
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (5.5%)
  Newfield Exploration Co.-/- ................................   US             29,600   $   736,300         2.1
    OIL
  Petsec Energy Ltd. - ADR-/- {\/} ...........................   AUSL           14,600       236,337         0.7
    OIL
  Cross Timbers Oil Co. ......................................   US             10,800       205,875         0.6
    OIL
  Dril-Quip, Inc.-/- .........................................   US              7,800       204,750         0.6
    ENERGY EQUIPMENT & SERVICES
  Mallon Resources Corp.-/- ..................................   US             16,800       201,600         0.6
    OIL
  Varco International, Inc.-/- ...............................   US              9,600       190,200         0.5
    ENERGY EQUIPMENT & SERVICES
  Hanover Compressor Co.-/- ..................................   US              5,000       135,313         0.4
    ENERGY EQUIPMENT & SERVICES
                                                                                         -----------
                                                                                           1,910,375
                                                                                         -----------
Materials/Basic Industry (4.9%)
  OM Group, Inc. .............................................   US             12,600       519,750         1.5
    METALS - NON-FERROUS
  Hawk Corp. "A"-/- ..........................................   US             21,100       371,888         1.1
    METALS - NON-FERROUS
  Gibraltar Steel Corp.-/- ...................................   US             16,100       330,050         0.9
    METALS - STEEL
  Cambrex Corp. ..............................................   US             10,400       273,000         0.8
    CHEMICALS
  CombiChem, Inc.-/- .........................................   US             33,000       228,937         0.6
    CHEMICALS
                                                                                         -----------
                                                                                           1,723,625
                                                                                         -----------
Capital Goods (4.8%)
  General Cable Corp. ........................................   US             28,700       828,712         2.4
    INDUSTRIAL COMPONENTS
  Knoll, Inc.-/- .............................................   US             14,800       436,600         1.2
    OFFICE EQUIPMENT
  LMI Aerospace, Inc.-/- .....................................   US             14,500       150,438         0.4
    AEROSPACE/DEFENSE
  Gradall Industries, Inc.-/- ................................   US             10,200       149,175         0.4
    MACHINERY & ENGINEERING
  Global Industries Ltd.-/- ..................................   US              8,100       136,687         0.4
    CONSTRUCTION
                                                                                         -----------
                                                                                           1,701,612
                                                                                         -----------
Consumer Durables (1.4%)
  Tower Automotive, Inc.-/- ..................................   US              7,800       334,425         0.9
    AUTO PARTS
  U.S. Home Corp.-/- .........................................   US              4,100       169,125         0.5
    HOUSING
                                                                                         -----------
                                                                                             503,550
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      AIM SMALL CAP EQUITY - CONSOLIDATED
               (FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Non-Durables (0.7%)
  Mail-Well, Inc.-/- .........................................   US             11,600   $   251,575         0.7
    OTHER CONSUMER GOODS
  Racing Champions Corp.-/- ..................................   US                700         8,181          --
    TOYS
                                                                                         -----------
                                                                                             259,756
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $31,159,540) ..................                            34,092,384        96.7
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co., due
   July 1, 1998, for an effective yield of 5.70%,
   collateralized by $2,560,000 U.S. Treasury Bills, 5.875%
   due 1/31/99 (market value of collateral is $2,627,200,
   including accrued interest). (cost $2,573,000)  ...........                             2,573,000         7.3
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $33,732,540)  * ......................                            36,665,384       104.0
Other Assets and Liabilities .................................                            (1,410,524)       (4.0)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $35,254,860       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $33,817,496 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,542,875
                 Unrealized depreciation:            (1,694,987)
                                                  -------------
                 Net unrealized appreciation:     $   2,847,888
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                            AIM MID CAP GROWTH FUND
                (FORMERLY GT GLOBAL AMERICA MID CAP GROWTH FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (49.2%)
  Outdoor Systems, Inc.-/- ..................................   US          1,203,780   $ 33,705,837         7.0
    BUSINESS & PUBLIC SERVICES
  Clear Channel Communications, Inc.-/- .....................   US            268,443     29,293,842         6.1
    BROADCASTING & PUBLISHING
  Snyder Communications, Inc.-/- ............................   US            614,600     27,042,400         5.6
    BUSINESS & PUBLIC SERVICES
  Hilton Hotels Corp. .......................................   US            709,800     20,229,300         4.2
    LEISURE & TOURISM
  Chancellor Media Corp.-/- .................................   US            340,500     16,907,953         3.5
    BROADCASTING & PUBLISHING
  Premier Parks, Inc.-/- ....................................   US            221,800     14,777,425         3.1
    LEISURE & TOURISM
  ServiceMaster Co. .........................................   US            320,200     12,187,613         2.5
    CONSUMER SERVICES
  Cablevision Systems Corp. "A"-/- ..........................   US            125,000     10,437,500         2.2
    CABLE TELEVISION
  Keane, Inc.-/- ............................................   US            182,100     10,197,600         2.1
    BUSINESS & PUBLIC SERVICES
  Central Parking Corp. .....................................   US            221,800     10,091,900         2.1
    CONSUMER SERVICES
  Young & Rubicam, Inc.-/- ..................................   US            308,200      9,862,400         2.0
    BUSINESS & PUBLIC SERVICES
  Cambridge Technology Partners, Inc.-/- ....................   US            164,500      8,985,813         1.9
    BUSINESS & PUBLIC SERVICES
  Univision Communications, Inc.-/- .........................   US            239,600      8,925,100         1.9
    BROADCASTING & PUBLISHING
  Lamar Advertising Co.-/- ..................................   US            217,100      7,788,463         1.6
    BUSINESS & PUBLIC SERVICES
  Personnel Group of America, Inc.-/- .......................   US            366,700      7,334,000         1.5
    BUSINESS & PUBLIC SERVICES
  Jacor Communications, Inc.-/- .............................   US             96,300      5,681,700         1.2
    BROADCASTING & PUBLISHING
  Paychex, Inc. .............................................   US             86,400      3,515,400         0.7
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                         236,964,246
                                                                                        ------------
Technology (14.6%)
  Sterling Commerce, Inc.-/- ................................   US            327,700     15,893,450         3.3
    SOFTWARE
  Software AG Systems, Inc.-/- ..............................   US            400,000     11,700,000         2.4
    SOFTWARE
  Aspen Technology, Inc.-/- .................................   US            190,500      9,620,250         2.0
    SOFTWARE
  Platinum Technology, Inc.-/- ..............................   US            314,000      8,968,625         1.9
    SOFTWARE
  SunGard Data Systems, Inc.-/- .............................   US            229,000      8,787,875         1.8
    SOFTWARE
  Peoplesoft, Inc.-/- .......................................   US            177,500      8,342,500         1.7
    SOFTWARE

    The accompanying notes are an integral part of the financial statements.

                                       F7

                            AIM MID CAP GROWTH FUND
                (FORMERLY GT GLOBAL AMERICA MID CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Ciena Corp.-/- ............................................   US            104,000   $  7,241,000         1.5
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          70,553,700
                                                                                        ------------
Finance (13.0%)
  Golden State Bancorp, Inc.-/- .............................   US            381,300     11,343,675         2.4
    SAVINGS & LOANS
  C.I.T. Group, Inc. "A"-/- .................................   US            266,800     10,005,000         2.1
    OTHER FINANCIAL
  Exel Ltd. .................................................   US            120,500      9,376,406         1.9
    INSURANCE - PROPERTY-CASUALTY
  GreenPoint Financial Corp. ................................   US            249,200      9,376,150         1.9
    SAVINGS & LOANS
  Capital One Financial Corp. ...............................   US             68,200      8,469,588         1.8
    CONSUMER FINANCE
  Ace Ltd. ..................................................   US            183,100      7,140,900         1.5
    INSURANCE - PROPERTY-CASUALTY
  Heller Financial, Inc.-/- .................................   US            226,600      6,798,000         1.4
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          62,509,719
                                                                                        ------------
Health Care (8.0%)
  Forest Laboratories, Inc. "A"-/- ..........................   US            268,000      9,581,000         2.0
    PHARMACEUTICALS
  Wellpoint Health Networks-/- ..............................   US            118,000      8,732,000         1.8
    HEALTH CARE SERVICES
  ALZA Corp.-/- .............................................   US            176,300      7,624,975         1.6
    PHARMACEUTICALS
  HBO & Co. .................................................   US            206,200      7,268,550         1.5
    HEALTH CARE SERVICES
  McKesson Corp. ............................................   US             68,100      5,533,125         1.1
    HEALTH CARE SERVICES
                                                                                        ------------
                                                                                          38,739,650
                                                                                        ------------
Consumer Non-Durables (6.7%)
  U.S. Foodservice-/- .......................................   US            553,400     19,403,588         4.0
    FOOD
  Suiza Foods Corp.-/- ......................................   US            170,500     10,176,719         2.1
    FOOD
  International Home Foods, Inc.-/- .........................   US            135,400      3,080,350         0.6
    FOOD
                                                                                        ------------
                                                                                          32,660,657
                                                                                        ------------
Materials/Basic Industry (5.4%)
  International Specialty Products, Inc.-/- .................   US            668,200     12,445,225         2.6
    CHEMICALS
  Millenium Chemicals, Inc. .................................   US            215,600      7,303,450         1.5
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                       F8

                            AIM MID CAP GROWTH FUND
                (FORMERLY GT GLOBAL AMERICA MID CAP GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Crompton & Knowles Corp. ..................................   US            250,700   $  6,314,506         1.3
    CHEMICALS
                                                                                        ------------
                                                                                          26,063,181
                                                                                        ------------
Energy (3.1%)
  J. Ray McDermott S.A.-/- ..................................   US            239,900      9,955,850         2.1
    ENERGY EQUIPMENT & SERVICES
  Anadarko Petroleum Corp. ..................................   US             75,300      5,059,219         1.0
    ENERGY SOURCES
                                                                                        ------------
                                                                                          15,015,069
                                                                                        ------------
Capital Goods (2.5%)
  U.S. Filter Corp.-/- ......................................   US            422,250     11,849,391         2.5
    ENVIRONMENTAL
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $397,646,938) ................                            494,355,613       102.5
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Golden State Bancorp. Litigation Warrants-/- (cost
   $2,296,744) ..............................................   US            381,300      2,025,656         0.4
    SAVINGS & LOANS
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $399,943,682)  * ....................                            496,381,269       102.9
Other Assets and Liabilities ................................                            (14,212,467)       (2.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $482,168,802       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $401,270,613 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  99,557,388
                 Unrealized depreciation:            (4,446,732)
                                                  -------------
                 Net unrealized appreciation:     $  95,110,656
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                     AIM AMERICA VALUE FUND - CONSOLIDATED
                    (FORMERLY GT GLOBAL AMERICA VALUE FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (33.1%)
  Exel Ltd. .................................................   US             10,900   $    848,156         2.9
    INSURANCE - PROPERTY-CASUALTY
  Chase Manhattan Corp. .....................................   US             10,150        766,325         2.6
    BANKS-MONEY CENTER
  Travelers Group, Inc. .....................................   US             12,150        736,594         2.5
    INSURANCE - MULTI-LINE
  Allstate Corp. ............................................   US              7,875        721,055         2.4
    INSURANCE - MULTI-LINE
  Fleet Financial Group, Inc. ...............................   US              8,600        718,100         2.4
    BANKS-SUPER REGIONAL
  SLM Holding Corp. .........................................   US             14,612        715,988         2.4
    OTHER FINANCIAL
  First Chicago NBD Corp. ...................................   US              8,000        709,000         2.4
    BANKS-REGIONAL
  Mellon Bank Corp. .........................................   US              9,700        675,363         2.3
    BANKS-REGIONAL
  Household International, Inc. .............................   US             13,500        671,625         2.3
    CONSUMER FINANCE
  BankAmerica Corp. .........................................   US              7,550        652,603         2.2
    BANKS-MONEY CENTER
  GreenPoint Financial Corp. ................................   US             16,000        602,000         2.0
    SAVINGS & LOANS
  NationsBank Corp. .........................................   US              7,700        589,050         2.0
    BANKS-REGIONAL
  Starwood Hotels & Resorts .................................   US              8,583        414,666         1.4
    REAL ESTATE INVESTMENT TRUST
  Citicorp ..................................................   US              2,400        358,200         1.2
    BANKS-MONEY CENTER
  Crescent Real Estate Equities Co. .........................   US             10,000        336,250         1.1
    REAL ESTATE INVESTMENT TRUST
  Felcor Suite Hotels, Inc. .................................   US              9,025        283,159         1.0
    REAL ESTATE INVESTMENT TRUST
                                                                                        ------------
                                                                                           9,798,134
                                                                                        ------------
Energy (17.1%)
  Texas Utilities Co. .......................................   US             17,900        745,088         2.5
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ...............................................   US              9,200        704,950         2.4
    OIL
  Unocal Corp. ..............................................   US             19,300        689,975         2.3
    OIL
  Atlantic Richfield Co. (ARCO) .............................   US              8,100        632,813         2.1
    OIL
  Anadarko Petroleum Corp. ..................................   US              9,200        618,125         2.1
    ENERGY SOURCES
  McDermott International, Inc. .............................   US             16,600        571,663         1.9
    ENERGY EQUIPMENT & SERVICES
  Pinnacle West Capital Corp. ...............................   US              9,625        433,125         1.5
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F10

                     AIM AMERICA VALUE FUND - CONSOLIDATED
                    (FORMERLY GT GLOBAL AMERICA VALUE FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Carolina Power & Light Co. ................................   US              9,000   $    390,375         1.3
    ELECTRICAL & GAS UTILITIES
  GPU, Inc. .................................................   US              7,825        295,883         1.0
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           5,081,997
                                                                                        ------------
Services (12.9%)
  Bell Atlantic Corp. .......................................   US             18,400        839,500         2.8
    TELEPHONE - REGIONAL/LOCAL
  Comcast Corp. 'A' .........................................   US             17,500        710,391         2.4
    CABLE TELEVISION
  Time Warner, Inc. .........................................   US              8,000        683,500         2.3
    BROADCASTING & PUBLISHING
  Federated Department Stores, Inc.-/- ......................   US             11,500        618,844         2.1
    RETAILERS-APPAREL
  The Limited, Inc. .........................................   US             14,825        491,078         1.7
    RETAILERS-APPAREL
  U.S. West, Inc. ...........................................   US             10,000        470,000         1.6
    TELEPHONE - REGIONAL/LOCAL
                                                                                        ------------
                                                                                           3,813,313
                                                                                        ------------
Materials/Basic Industry (12.4%)
  E.I. du Pont de Nemours & Company .........................   US              9,200        686,550         2.3
    CHEMICALS
  Owens Corning .............................................   US             16,200        661,163         2.2
    BUILDING MATERIALS & COMPONENTS
  Millenium Chemicals, Inc. .................................   US             18,500        626,688         2.1
    CHEMICALS
  Stone Container Corp. .....................................   US             38,600        603,125         2.0
    PAPER/PACKAGING
  Imperial Chemical Industries PLC - ADR{\/} ................   US              7,700        496,650         1.7
    CHEMICALS
  Crompton & Knowles Corp. ..................................   US             13,500        340,031         1.2
    CHEMICALS
  International Paper Co. ...................................   US              6,000        258,000         0.9
    PAPER/PACKAGING
                                                                                        ------------
                                                                                           3,672,207
                                                                                        ------------
Consumer Durables (7.1%)
  Ford Motor Co. ............................................   US             12,500        737,500         2.5
    AUTOMOBILES
  Lennar Corp. ..............................................   US             18,500        545,750         1.9
    HOUSING
  General Motors Corp. ......................................   US              6,600        440,963         1.5
    AUTOMOBILES
  Meritor Automotive, Inc. ..................................   US             15,000        360,000         1.2
    AUTO PARTS
                                                                                        ------------
                                                                                           2,084,213
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                     AIM AMERICA VALUE FUND - CONSOLIDATED
                    (FORMERLY GT GLOBAL AMERICA VALUE FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (5.2%)
  International Business Machines Corp. .....................   US              7,500   $    861,094         2.9
    COMPUTERS & PERIPHERALS
  Compaq Computer Corp. .....................................   US             24,200        686,675         2.3
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           1,547,769
                                                                                        ------------
Consumer Non-Durables (4.0%)
  Philip Morris Cos., Inc. ..................................   US             17,050        671,344         2.3
    TOBACCO
  RJR Nabisco Holdings Corp. ................................   US             21,275        505,281         1.7
    TOBACCO
                                                                                        ------------
                                                                                           1,176,625
                                                                                        ------------
Capital Goods (3.7%)
  U.S. Filter Corp.-/- ......................................   US             20,625        578,789         2.0
    ENVIRONMENTAL
  U.S.A.Waste Services, Inc. ................................   US             14,300        500,500         1.7
    ENVIRONMENTAL
                                                                                        ------------
                                                                                           1,079,289
                                                                                        ------------
Health Care (1.6%)
  Pharmacia & Upjohn, Inc. ..................................   US             10,500        484,309         1.6
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $26,403,641) .................                             28,737,856        97.1
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%
   collateralized by $460,000 U.S. Treasury Bills, 5.875% due
   1/31/99 (market value of collateral is $472,075, including
   accrued interest). (cost $459,000) .......................                                459,000         1.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $26,862,641)  * .....................                             29,196,856        98.6
Other Assets and Liabilities ................................                                400,530         1.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 29,597,386       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $26,900,718 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,898,607
                 Unrealized depreciation:              (602,469)
                                                  -------------
                 Net unrealized appreciation:     $   2,296,138
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F12

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                 AIM
                                                                        ------------------------------------------------------
                                                                        SMALL CAP EQUITY       MID CAP         AMERICA VALUE
                                                                        FUND-CONSOLIDATED    GROWTH FUND     FUND-CONSOLIDATED
                                                                        -----------------   --------------   -----------------
Assets:
  Investments in securities, at value (cost $33,732,540; $399,943,682;
   and $26,862,641, respectively) (Note 1)............................     $36,665,384      $ 496,381,269       $29,196,856
  U.S. currency.......................................................              86                644               240
  Dividends receivable................................................             588             80,604            42,424
  Interest receivable.................................................             407                 --                73
  Receivable for Fund shares sold.....................................         522,566            442,351            70,096
  Receivable for securities sold......................................         447,737          1,391,606           857,174
  Receivable from A I M Advisors, Inc. (Note 2).......................          75,985                 --            68,265
  Unamortized organizational costs (Note 1)...........................          40,679                 --            40,679
                                                                        -----------------   --------------   -----------------
    Total assets......................................................      37,753,432        498,296,474        30,275,807
                                                                        -----------------   --------------   -----------------
Liabilities:
  Payable for custodian fees..........................................             778             84,299             5,455
  Payable for Directors' and Trustees' fees and expenses (Note 2).....           6,703              4,385             6,602
  Payable for fund accounting fees (Note 2)...........................           1,532             10,018               658
  Payable for Fund shares repurchased (Note 2)........................         938,102          6,431,497            83,620
  Payable for investment management and administration fees (Note
   2).................................................................          80,799            273,092            75,127
  Payable for loan outstanding (Note 1)...............................              --          6,652,000                --
  Payable for printing and postage expenses...........................          37,978             13,626            37,498
  Payable for professional fees.......................................          19,013             13,728            17,735
  Payable for registration and filing fees............................          22,587             13,414            17,486
  Payable for securities purchased....................................       1,355,332          2,006,275           399,574
  Payable for service and distribution expenses (Note 2)..............          18,805            254,651            18,640
  Payable for transfer agent fees (Note 2)............................          13,369            339,800            11,132
  Other accrued expenses..............................................           3,474             30,887             4,794
                                                                        -----------------   --------------   -----------------
    Total liabilities.................................................       2,498,472         16,127,672           678,321
  Minority interest (Notes 1 & 2).....................................             100                 --               100
                                                                        -----------------   --------------   -----------------
Net assets............................................................     $35,254,860      $ 482,168,802       $29,597,386
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------
Class A:
Net asset value and redemption price per share ($12,620,070 DIVIDED BY
 746,689; $238,023,863 DIVIDED BY 10,119,708; and $8,669,479 DIVIDED
 BY 471,856 shares outstanding, respectively).........................     $     16.90      $       23.52       $     18.37
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------
Maximum offering price per share (100/94.5 of $16.90; 100/94.5 of
 $23.52; and 100/94.5 of $18.37, respectively) *......................     $     17.88      $       24.89       $     19.44
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------
Class B:+
Net asset value and offering price per share $20,177,075 DIVIDED BY
 1,216,622; $243,093,084 DIVIDED BY 10,727,676; and $20,174,796
 DIVIDED BY 1,114,911 shares outstanding, respectively)...............     $     16.58      $       22.66       $     18.10
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------
Advisor Class:
Net asset value and offering price per share, and redemption price per share $2,457,715 DIVIDED BY 144,152; $1,051,855 DIVIDED BY 44,488;
 and $753,111 DIVIDED BY 40,640 shares outstanding, respectively).....     $     17.05      $       23.64       $     18.53
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------
Net assets consist of:
  Paid in capital (Note 4)............................................     $27,650,613      $ 345,007,969       $25,439,934
  Accumulated net investment loss.....................................        (310,132)        (3,756,379)          (21,933)
  Accumulated net realized gain on investments........................       4,981,535         44,479,625         1,845,170
  Net unrealized appreciation of investments..........................       2,932,844         96,437,587         2,334,215
                                                                        -----------------   --------------   -----------------
Total -- representing net assets applicable to capital shares
 outstanding..........................................................     $35,254,860      $ 482,168,802       $29,597,386
                                                                        -----------------   --------------   -----------------
                                                                        -----------------   --------------   -----------------

----------------
    * On sales of $25,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                            STATEMENTS OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                                         AIM
                                                                                  --------------------------------------------------
                                                                                  SMALL CAP EQUITY      MID CAP      AMERICA VALUE
                                                                                  FUND-CONSOLIDATED   GROWTH FUND  FUND-CONSOLIDATED
                                                                                  -----------------   -----------  -----------------
Investment income: (Note 1)
  Dividend income...............................................................     $   23,964       $   687,891     $  266,753
  Interest income...............................................................         16,300           113,913         22,266
  Securities lending income.....................................................          8,274           154,690            484
                                                                                  -----------------   -----------  -----------------
    Total investment income.....................................................         48,538           956,494        289,503
                                                                                  -----------------   -----------  -----------------
Expenses:
  Investment management and administration fees (Note 2)........................        122,481         1,788,752        104,395
  Amortization of organization costs (Note 1)...................................          8,779                --          8,779
  Custodian Fees................................................................         13,190            59,368          5,430
  Directors' and Trustees' fees and expenses (Note 2)...........................          9,576             7,964          9,050
  Fund accounting fees (Note 2).................................................          4,564            66,756          3,698
  Printing and postage expenses.................................................         27,925           100,124         25,340
  Professional fees.............................................................         34,443            65,372         28,236
  Registration and filing fees (Note 1).........................................         26,130            61,087         27,150
  Service and distribution expenses: (Note 2)
    Class A.....................................................................         20,616           432,588         15,364
    Class B.....................................................................         99,273         1,226,897         96,391
  Transfer agent fees (Note 2)..................................................         62,450           728,344         55,400
  Other expenses................................................................          6,244           204,822          2,014
                                                                                  -----------------   -----------  -----------------
    Total expenses before reductions and reimbursements.........................        435,671         4,742,074        381,247
                                                                                  -----------------   -----------  -----------------
      Expenses reimbursed by A I M Advisors, Inc. (Note 2)......................        (75,985)               --        (68,265)
      Expense reductions (Note 5)...............................................         (1,016)          (29,201)        (1,546)
                                                                                  -----------------   -----------  -----------------
    Total net expenses..........................................................        358,670         4,712,873        311,436
                                                                                  -----------------   -----------  -----------------
Net investment loss.............................................................       (310,132)       (3,756,379)       (21,933)
                                                                                  -----------------   -----------  -----------------
Net realized and unrealized gain on investments: (Note 1)
  Net realized gain on investments..............................................      3,724,962        28,358,903      1,443,280
  Net change in unrealized appreciation of investments..........................      2,036,645        30,955,839        333,471
                                                                                  -----------------   -----------  -----------------
Net realized and unrealized gain on investments.................................      5,761,607        59,314,742      1,776,751
                                                                                  -----------------   -----------  -----------------
Net increase in net assets resulting from operations............................     $5,451,475       $55,558,363     $1,754,818
                                                                                  -----------------   -----------  -----------------
                                                                                  -----------------   -----------  -----------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    AIM
                           -------------------------------------------------------------------------------------
                                SMALL CAP EQUITY                  MID CAP                   AMERICA VALUE
                                FUND-CONSOLIDATED               GROWTH FUND               FUND-CONSOLIDATED
                           ---------------------------  ----------------------------  --------------------------
                            SIX MONTHS                   SIX MONTHS                    SIX MONTHS
                              ENDED                         ENDED                        ENDED
                             JUNE 30,     YEAR ENDED      JUNE 30,      YEAR ENDED      JUNE 30,     YEAR ENDED
                               1998      DECEMBER 31,       1998       DECEMBER 31,       1998      DECEMBER 31,
                           (UNAUDITED)       1997        (UNAUDITED)       1997       (UNAUDITED)       1997
                           ------------  -------------  -------------  -------------  ------------  ------------
Increase (decrease) in
net assets
Operations:
  Net investment income
   (loss)................  $  (310,132 ) $   (449,560 ) $ (3,756,379 ) $ (6,767,300 ) $   (21,933 ) $    22,242
  Net realized gain on
   investments and
   foreign currency
   transactions..........    3,724,962      2,524,251     28,358,903     91,288,360     1,443,280     1,352,859
  Net change in
   unrealized
   appreciation
   (depreciation) of
   investments...........    2,036,645      1,674,235     30,955,839    (23,043,968 )     333,471     2,016,032
                           ------------  -------------  -------------  -------------  ------------  ------------
    Net increase in net
     assets resulting
     from operations.....    5,451,475      3,748,926     55,558,363     61,477,092     1,754,818     3,391,133
                           ------------  -------------  -------------  -------------  ------------  ------------
Class A:
Distributions to
 shareholders: (Note 1)
  From net investment
   income................           --             --             --             --            --       (12,256 )
  From net realized gain
   on investments........           --       (213,287 )           --    (27,861,047 )          --      (482,262 )
Class B:
Distributions to
 shareholders: (Note 1)
  From net investment
   income................           --             --             --             --            --            --
  From net realized gain
   on investments........           --       (410,555 )           --    (29,550,073 )          --    (1,128,861 )
Advisor Class:
Distributions to
 shareholders: (Note 1)
  From net investment
   income................           --             --             --             --            --        (1,610 )
  From net realized gain
   on investments........           --        (32,021 )           --       (120,835 )          --       (30,657 )
                           ------------  -------------  -------------  -------------  ------------  ------------
    Total
     distributions.......           --       (655,863 )           --    (57,531,955 )          --    (1,655,646 )
                           ------------  -------------  -------------  -------------  ------------  ------------
Capital share
transactions: (Note 4)
  Increase from capital
   shares sold and
   reinvested............   23,061,481     60,411,522    380,523,601    783,255,935    11,647,193    33,884,259
  Decrease from capital
   shares repurchased....  (26,968,839 )  (49,371,158 ) (466,195,324 ) (954,921,988 )  (8,629,240 ) (19,018,130 )
                           ------------  -------------  -------------  -------------  ------------  ------------
    Net increase
     (decrease) from
     capital share
     transactions........   (3,907,358 )   11,040,364    (85,671,723 ) (171,666,053 )   3,017,953    14,866,129
                           ------------  -------------  -------------  -------------  ------------  ------------
Total increase (decrease)
 in net assets...........    1,544,117     14,133,427    (30,113,360 ) (167,720,916 )   4,772,771    16,601,616
Net assets:
  Beginning of period....   33,710,743     19,577,316    512,282,162    680,003,078    24,824,615     8,222,999
                           ------------  -------------  -------------  -------------  ------------  ------------
  End of period  *.......  $35,254,860   $ 33,710,743   $482,168,802   $512,282,162   $29,597,386   $24,824,615
                           ------------  -------------  -------------  -------------  ------------  ------------
                           ------------  -------------  -------------  -------------  ------------  ------------
 * Includes
undistributed/accumulated
net investment
 income (loss) of........  $  (310,132 ) $         --   $ (3,756,379 ) $         --   $   (21,933 ) $        --
                           ------------  -------------  -------------  -------------  ------------  ------------
                           ------------  -------------  -------------  -------------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          AIM SMALL CAP EQUITY FUND
                                          ---------------------------------------------------------
                                                                   CLASS A
                                          ---------------------------------------------------------
                                          SIX MONTHS                               OCTOBER 18, 1995
                                             ENDED              YEAR ENDED          (COMMENCEMENT
                                           JUNE 30,            DECEMBER 31,         OF OPERATIONS)
                                             1998          --------------------    TO DECEMBER 31,
                                          (UNAUDITED)      1997 (D)     1996 (D)       1995 (D)
                                          -----------      --------     -------    ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 14.27         $ 12.52      $11.80         $11.43
                                          -----------      --------     -------      --------
Income from investment operations:
  Net investment income (loss)..........     (0.11) * * * *   (0.18) * * *  (0.05) **       0.04*
  Net realized and unrealized gain on
   investments..........................      2.74            2.20        1.69           0.33
                                          -----------      --------     -------      --------
    Net increase from investment
     operations.........................      2.63            2.02        1.64           0.37
                                          -----------      --------     -------      --------
Distributions to shareholders:
  From net realized gain on
   investments..........................        --           (0.27)      (0.92)            --
                                          -----------      --------     -------      --------
    Total distributions.................        --           (0.27)      (0.92)            --
                                          -----------      --------     -------      --------
Net asset value, end of period..........   $ 16.90         $ 14.27      $12.52         $11.80
                                          -----------      --------     -------      --------
                                          -----------      --------     -------      --------

Total investment return (c).............     18.43% (b)      16.23%      13.81%          3.24% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $12,620         $10,896      $8,448         $1,931
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     (1.47)% (a)     (1.40)%     (0.38)%         1.68% (a)
  Without expense reductions and/or
   reimbursement........................     (1.93)% (a)     (2.00)%     (1.47)%       (20.52)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      1.74% (a)       1.92%       2.00%          2.00% (a)
  Without expense reductions and/or
   reimbursement........................      2.20% (a)       2.52%       3.09%         24.20% (a)
Ratio of interest expense to average net
 assets+................................      0.02% (a)        N/A         N/A            N/A
Portfolio turnover rate+................       208% (a)        233%        150%           N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement the net investment loss per share would have been $(0.19), $(0.28), and $(0.14) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(0.25), $(0.33), and $(0.21) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1997.
 * * * * Before reimbursement the net investment loss per share would have been $(0.15), $(0.21), and $(0.12) for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F16

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           AIM SMALL CAP EQUITY FUND
                                          -----------------------------------------------------------
                                                                    CLASS B
                                          -----------------------------------------------------------
                                          SIX MONTHS                                OCTOBER 18, 1995
                                             ENDED              YEAR ENDED            (COMMENCEMENT
                                           JUNE 30,            DECEMBER 31,          OF OPERATIONS)
                                             1998          ---------------------     TO DECEMBER 31,
                                          (UNAUDITED)      1997 (D)     1996 (D)        1995 (D)
                                          -----------      --------     --------    -----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 14.06         $ 12.42      $ 11.78         $ 11.43
                                          -----------      --------     --------    -----------------
Income from investment operations:
  Net investment income (loss)..........     (0.17) * * * *   (0.26) * * *   (0.14) **        0.02*
  Net realized and unrealized gain on
   investments..........................      2.69            2.17         1.70            0.33
                                          -----------      --------     --------    -----------------
    Net increase from investment
     operations.........................      2.52            1.91         1.56            0.35
                                          -----------      --------     --------    -----------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        --           (0.27)       (0.92)             --
                                          -----------      --------     --------    -----------------
    Total distributions.................        --           (0.27)       (0.92)             --
                                          -----------      --------     --------    -----------------
Net asset value, end of period..........   $ 16.58         $ 14.06      $ 12.42         $ 11.78
                                          -----------      --------     --------    -----------------
                                          -----------      --------     --------    -----------------

Total investment return (c).............     17.99% (b)      15.47%       13.14%           3.06% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $20,177         $21,222      $10,694         $ 2,024
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     (2.12)% (a)     (2.05)%      (1.03)%          1.03% (a)
  Without expense reductions and/or
   reimbursement........................     (2.58)% (a)     (2.65)%      (2.12)%        (21.17)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      2.39% (a)       2.57%        2.65%           2.65% (a)
  Without expense reductions and/or
   reimbursement........................      2.85% (a)       3.17%        3.74%          24.85% (a)
Ratio of interest expense to average net
 assets+................................      0.02% (a)        N/A          N/A             N/A
Portfolio turnover rate+................       208% (a)        233%         150%            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement the net investment loss per share would have been $(0.19), $(0.28), and $(0.14) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(0.25), $(0.33), and $(0.21) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1997.
 * * * * Before reimbursement the net investment loss per share would have been $(0.15), $(0.21), and $(0.12) for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F17

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          AIM SMALL CAP EQUITY FUND
                                          ---------------------------------------------------------
                                                                ADVISOR CLASS
                                          ---------------------------------------------------------
                                          SIX MONTHS                              OCTOBER 18, 1995
                                            ENDED              YEAR ENDED           (COMMENCEMENT
                                           JUNE 30,           DECEMBER 31,         OF OPERATIONS)
                                             1998         --------------------     TO DECEMBER 31,
                                          (UNAUDITED)     1997 (D)    1996 (D)        1995 (D)
                                          ----------      -------     --------    -----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $14.39         $12.58      $ 11.81         $ 11.43
                                          ----------      -------     --------       --------
Income from investment operations:
  Net investment income (loss)..........    (0.08) * * * *  (0.14) * * *      --* *        0.05*
  Net realized and unrealized gain on
   investments..........................     2.74           2.22         1.69            0.33
                                          ----------      -------     --------       --------
    Net increase from investment
     operations.........................     2.66           2.08         1.69            0.38
                                          ----------      -------     --------       --------
Distributions to shareholders:
  From net realized gain on
   investments..........................       --          (0.27)       (0.92)             --
                                          ----------      -------     --------       --------
    Total distributions.................       --          (0.27)       (0.92)             --
                                          ----------      -------     --------       --------
Net asset value, end of period..........   $17.05         $14.39      $ 12.58         $ 11.81
                                          ----------      -------     --------       --------
                                          ----------      -------     --------       --------

Total investment return (c).............    18.49% (b)     16.63%       14.22%           3.32% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $2,458         $1,592      $   435         $    52
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........    (1.12)% (a)    (1.05)%      (0.03)%          2.03% (a)
  Without expense reductions and/or
   reimbursement........................    (1.58)% (a)    (1.65)%      (1.12)%        (20.17)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     1.39% (a)      1.57%        1.65%           1.65% (a)
  Without expense reductions and/or
   reimbursement........................     1.85% (a)      2.17%        2.74%          23.85% (a)
Ratio of interest expense to average net
 assets+................................     0.02% (a)       N/A          N/A             N/A
Portfolio turnover rate+................      208% (a)       233%         150%            N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement the net investment loss per share would have been $(0.19), $(0.28), and $(0.14) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(0.25), $(0.33), and $(0.21) for Class A, Class B, and Advisor Class, respectively, for the year ended December 31, 1997.
 * * * * Before reimbursement the net investment loss per share would have been $(0.15), $(0.21), and $(0.12) for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F18

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            AIM MID CAP GROWTH FUND
                                             --------------------------------------------------------------------------------------
                                                                                    CLASS A+
                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              JUNE 30,                               YEAR ENDED DECEMBER 31,
                                                1998          ---------------------------------------------------------------------
                                             (UNAUDITED) (D)    1997           1996           1995         1994 (D)         1993
                                             -----------      ---------      ---------      ---------      ---------      ---------
Per Share Operating Performance:
Net asset value, beginning of period....      $  21.01        $  20.77       $  19.07       $  17.69       $  17.17       $  17.12
                                             -----------      ---------      ---------      ---------      ---------      ---------
Income from investment operations:
  Net investment income (loss)..........         (0.14)          (0.20)          0.03           0.24           0.04          (0.21)
  Net realized and unrealized gain on
   investments..........................          2.65            3.00           2.96           3.93           2.55           1.56
                                             -----------      ---------      ---------      ---------      ---------      ---------
    Net increase from investment
     operations.........................          2.51            2.80           2.99           4.17           2.59           1.35
                                             -----------      ---------      ---------      ---------      ---------      ---------
Distributions to shareholders:
  From net investment income............            --              --             --          (0.21)         (0.02)            --
  From net realized gain on
   investments..........................            --           (2.56)         (1.29)         (2.58)         (2.05)         (1.30)
                                             -----------      ---------      ---------      ---------      ---------      ---------
    Total distributions.................            --           (2.56)         (1.29)         (2.79)         (2.07)         (1.30)
                                             -----------      ---------      ---------      ---------      ---------      ---------
Net asset value, end of period..........      $  23.52        $  21.01       $  20.77       $  19.07       $  17.69       $  17.17
                                             -----------      ---------      ---------      ---------      ---------      ---------
                                             -----------      ---------      ---------      ---------      ---------      ---------

Total investment return (c).............         11.95%(b)       14.05%         15.65%         23.23%         15.69%           8.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $238,024        $255,674       $343,427       $396,291       $196,937       $116,468
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......         (1.20)%(a)      (0.90)%         0.12%          1.24%          0.17%          (0.7)%
  Without expense reductions............         (1.21)%(a)      (1.01)%         0.07%           N/A            N/A            N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......          1.59%(a)        1.37%          1.36%          1.46%          1.58%           1.6%
  Without expense reductions............          1.60%(a)        1.48%          1.41%           N/A            N/A            N/A
Portfolio turnover rate++++.............           171%(a)         190%           253%            71%           102%            92%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F19

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      AIM MID CAP GROWTH FUND
                                           ------------------------------------------------------------------------------
                                                                             CLASS B++
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS                                                          APRIL 1,
                                              ENDED                                                              1993
                                            JUNE 30,                  YEAR ENDED DECEMBER 31,                     TO
                                              1998        -----------------------------------------------    DECEMBER 31,
                                           (UNAUDITED) (D)   1997        1996         1995       1994 (D)        1993
                                           -----------    ---------    ---------    ---------    --------    ------------
Per Share Operating Performance:
Net asset value, beginning of period....    $  20.31      $  20.28     $  18.77     $  17.50     $ 17.09       $15.90
                                           -----------    ---------    ---------    ---------    --------    ------------
Income from investment operations:
  Net investment income (loss)..........       (0.21)        (0.34)       (0.11)        0.10       (0.09)       (0.29)
  Net realized and unrealized gain on
   investments..........................        2.56          2.93         2.91         3.87        2.55         2.78
                                           -----------    ---------    ---------    ---------    --------    ------------
    Net increase from investment
     operations.........................        2.35          2.59         2.80         3.97        2.46         2.49
                                           -----------    ---------    ---------    ---------    --------    ------------
Distributions to shareholders:
  From net investment income............          --            --           --        (0.12)         --           --
  From net realized gain on
   investments..........................          --         (2.56)       (1.29)       (2.58)      (2.05)       (1.30)
                                           -----------    ---------    ---------    ---------    --------    ------------
    Total distributions.................          --         (2.56)       (1.29)       (2.70)      (2.05)       (1.30)
                                           -----------    ---------    ---------    ---------    --------    ------------
Net asset value, end of period..........    $  22.66      $  20.31     $  20.28     $  18.77     $ 17.50       $17.09
                                           -----------    ---------    ---------    ---------    --------    ------------
                                           -----------    ---------    ---------    ---------    --------    ------------

Total investment return (c).............       11.57%(b)     13.35%       14.82%       22.42%      15.06%        16.1% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $243,093      $255,468     $334,590     $348,435     $80,060       $1,982
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......       (1.85)%(a)    (1.55)%      (0.53)%       0.59%      (0.48)%       (1.3)% (a)
  Without expense reductions............       (1.86)%(a)    (1.66)%      (0.58)%        N/A         N/A          N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......        2.24%(a)      2.02%        2.01%        2.11%       2.23%         2.2% (a)
  Without expense reductions............        2.25%(a)      2.13%        2.06%         N/A         N/A          N/A
Portfolio turnover rate++++.............         171%(a)       190%         253%          71%        102%          92%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          AIM MID CAP GROWTH FUND
                                             --------------------------------------------------
                                                              ADVISOR CLASS+++
                                             --------------------------------------------------
                                                                                        JUNE 1,
                                             SIX MONTHS                                  1995
                                                ENDED         YEAR ENDED DECEMBER         TO
                                              JUNE 30,                31,               DECEMBER
                                                1998          --------------------      31,
                                             (UNAUDITED) (D)   1997         1996         1995
                                             -----------      -------      -------      -------
Per Share Operating Performance:
Net asset value, beginning of period....      $ 21.10         $20.76       $19.05       $20.61
                                             -----------      -------      -------      -------
Income from investment operations:
  Net investment income (loss)..........        (0.10)         (0.15)        0.09         0.21
  Net realized and unrealized gain on
   investments..........................         2.64           3.05         2.91         1.09
                                             -----------      -------      -------      -------
    Net increase from investment
     operations.........................         2.54           2.90         3.00         1.30
                                             -----------      -------      -------      -------
Distributions to shareholders:
  From net investment income............           --             --           --        (0.28)
  From net realized gain on
   investments..........................           --          (2.56)       (1.29)       (2.58)
                                             -----------      -------      -------      -------
    Total distributions.................           --          (2.56)       (1.29)       (2.86)
                                             -----------      -------      -------      -------
Net asset value, end of period..........      $ 23.64         $21.10       $20.76       $19.05
                                             -----------      -------      -------      -------
                                             -----------      -------      -------      -------

Total investment return (c).............        12.04% (b)     14.54%       15.72%        6.01%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $ 1,052         $1,140       $1,986       $1,394
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......        (0.85)% (a)     0.55%        0.47%        1.59%(a)
  Without expense reductions............        (0.86)% (a)    (0.66)%       0.42%         N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......         1.24% (a)      1.02%        1.01%        1.11%(a)
  Without expense reductions............         1.25% (a)      1.13%        1.06%         N/A
Portfolio turnover rate++++.............          171% (a)       190%         253%          71%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            AIM AMERICA VALUE FUND
                                          -----------------------------------------------------------
                                                                    CLASS A
                                          -----------------------------------------------------------
                                          SIX MONTHS                                 OCTOBER 18, 1995
                                             ENDED         YEAR ENDED DECEMBER        (COMMENCEMENT
                                           JUNE 30,                31,                OF OPERATIONS)
                                             1998          --------------------      TO DECEMBER 31,
                                          (UNAUDITED)      1997 (D)     1996 (D)         1995 (D)
                                          -----------      -------      -------      ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $17.25         $14.65       $12.76           $ 11.43
                                          -----------      -------      -------      ----------------
Income from investment operations:
  Net investment income (loss)..........      0.03* * * *    0.09* * *   (0.01) * *         0.03*
  Net realized and unrealized gain on
   investments..........................      1.09           3.87         1.94              1.30
                                          -----------      -------      -------      ----------------
    Net increase from investment
     operations.........................      1.12           3.96         1.93              1.33
                                          -----------      -------      -------      ----------------
Distributions to shareholders:
  From net investment income............        --          (0.03)          --                --
  From net realized gain on
   investments..........................        --          (1.33)       (0.04)               --
                                          -----------      -------      -------      ----------------
    Total distributions.................        --          (1.36)       (0.04)               --
                                          -----------      -------      -------      ----------------
Net asset value, end of period..........    $18.37         $17.25       $14.65           $ 12.76
                                          -----------      -------      -------      ----------------
                                          -----------      -------      -------      ----------------

Total investment return (c).............      6.49% (b)     27.23%       15.12%            11.64% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $8,669         $7,668       $2,529           $   870
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      0.28% (a)      0.56%       (0.10)%            1.10% (a)
  Without expense reductions and/or
   reimbursement........................     (0.21)% (a)    (0.42)%      (3.61)%          (47.44)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      1.73% (a)      1.99%        2.00%             2.00% (a)
  Without expense reductions and/or
   reimbursement........................      2.22% (a)      2.97%        5.51%            50.54% (a)
Ratio of interest expense to average net
 assets+................................       N/A           0.03%         N/A               N/A
Portfolio turnover rate+................       132% (a)        93%         256%              N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 * * Before reimbursement the net investment loss per share would have been $(.50), $(.59), and $(.46) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(.07), $(.17), and $(.01) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1997.
 * * * * Before reimbursement the net investment income (loss) per share would have been $(.01), $(.07) and $.01 for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F22

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             AIM AMERICA VALUE FUND
                                          ------------------------------------------------------------
                                                                    CLASS B
                                          ------------------------------------------------------------
                                          SIX MONTHS                                  OCTOBER 18, 1995
                                             ENDED          YEAR ENDED DECEMBER        (COMMENCEMENT
                                           JUNE 30,                 31,                OF OPERATIONS)
                                             1998          ---------------------      TO DECEMBER 31,
                                          (UNAUDITED)      1997 (D)      1996 (D)         1995 (D)
                                          -----------      --------      -------      ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 17.04         $ 14.54       $12.75           $ 11.43
                                          -----------      --------      -------      ----------------
Income from investment operations:
  Net investment income (loss)..........     (0.03) * * * *   (0.01) * * *  (0.10) * *        0.01*
  Net realized and unrealized gain on
   investments..........................      1.09            3.83         1.93              1.31
                                          -----------      --------      -------      ----------------
    Net increase from investment
     operations.........................      1.06            3.82         1.83              1.32
                                          -----------      --------      -------      ----------------
Distributions to shareholders:
  From net investment income............        --              --           --                --
  From net realized gain on
   investments..........................        --           (1.32)       (0.04)               --
                                          -----------      --------      -------      ----------------
    Total distributions.................        --           (1.32)       (0.04)               --
                                          -----------      --------      -------      ----------------
Net asset value, end of period..........   $ 18.10         $ 17.04       $14.54           $ 12.75
                                          -----------      --------      -------      ----------------
                                          -----------      --------      -------      ----------------

Total investment return (c).............      6.16% (b)      26.44%       14.35%            11.55% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $20,175         $16,717       $5,503           $ 1,254
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........     (0.37)% (a)     (0.09)%      (0.75)%            0.45% (a)
  Without expense reductions and/or
   reimbursement........................     (0.86)% (a)     (1.07)%      (4.26)%          (48.09)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      2.38% (a)       2.64%        2.65%(a)          2.65% (a)
  Without expense reductions and/or
   reimbursement........................      2.87% (a)       3.62%        6.16%            51.19% (a)
Ratio of interest expense to average net
 assets+................................       N/A            0.03%         N/A               N/A
Portfolio turnover rate+................       132% (a)         93%         256%              N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 * * Before reimbursement the net investment loss per share would have been $(.50), $(.59), and $(.46) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(.07), $(.17), and $(.01) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1997.
 * * * * Before reimbursement the net investment income (loss) per share would have been $(.01), $(.07) and $.01 for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F23

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            AIM AMERICA VALUE FUND
                                          -----------------------------------------------------------
                                                                 ADVISOR CLASS
                                          -----------------------------------------------------------
                                          SIX MONTHS                                 OCTOBER 18, 1995
                                             ENDED         YEAR ENDED DECEMBER        (COMMENCEMENT
                                           JUNE 30,                31,                OF OPERATIONS)
                                             1998          --------------------      TO DECEMBER 31,
                                          (UNAUDITED)      1997 (D)     1996 (D)         1995 (D)
                                          -----------      -------      -------      ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $17.37         $14.72       $12.77           $ 11.43
                                          -----------      -------      -------      ----------------
Income from investment operations:
  Net investment income (loss)..........      0.05* * * *    0.15* * *    0.03* *           0.04*
  Net realized and unrealized gain on
   investments..........................      1.11           3.91         1.96              1.30
                                          -----------      -------      -------      ----------------
    Net increase from investment
     operations.........................      1.16           4.06         1.99              1.34
                                          -----------      -------      -------      ----------------
Distributions to shareholders:
  From net investment income............        --          (0.07)          --                --
  From net realized gain on
   investments..........................        --          (1.34)       (0.04)               --
                                          -----------      -------      -------      ----------------
    Total distributions.................        --          (1.41)       (0.04)               --
                                          -----------      -------      -------      ----------------
Net asset value, end of period..........    $18.53         $17.37       $14.72           $ 12.77
                                          -----------      -------      -------      ----------------
                                          -----------      -------      -------      ----------------

Total investment return (c).............      6.68% (b)     27.78%       15.58%            11.72% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  753         $  439       $  191           $    81
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      0.63% (a)      0.91%        0.25%             1.45% (a)
  Without expense reductions and/or
   reimbursement........................      0.14% (a)     (0.07)%      (3.26)%          (47.09)% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      1.38% (a)      1.64%        1.65%             1.65% (a)
  Without expense reductions and/or
   reimbursement........................      1.87% (a)      2.62%        5.16%            50.19% (a)
Ratio of interest expense to average net
 assets+................................       N/A           0.03%         N/A               N/A
Portfolio turnover rate+................       132% (a)        93%         256%              N/A

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  * Before reimbursement the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 * * Before reimbursement the net investment loss per share would have been $(.50), $(.59), and $(.46) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1996.
 * * * Before reimbursement the net investment loss per share would have been $(.07), $(.17), and $(.01) for Class A, Class B, and Advisor Class, respectively, for the period ended December 31, 1997.
 * * * * Before reimbursement the net investment income (loss) per share would have been $(.01), $(.07) and $.01 for Class A, Class B, and Advisor Class, respectively, for the six months ended June 30, 1998.
  + Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F24

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Small Cap Equity Fund, AIM Mid Cap Growth Fund, and AIM America Value Fund (the "Funds" formerly, GT Global America Small Cap Growth Fund, GT Global America Mid Cap Growth Fund, and GT Global America Value Fund, respectively), are separate series of AIM Growth Series (the "Trust", formerly G.T. Global Growth Series). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The AIM Small Cap Equity Fund and AIM America Value Fund invest substantially all of their investable assets in Small Cap Portfolio and Value Portfolio ("Portfolios"), respectively. Each Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a diversified, open-end management investment company.

The Portfolios have investment objectives, policies, and limitations substantially identical to those of their corresponding Funds. Therefore, the financial statements of the AIM Small Cap Equity Fund, the AIM America Value Fund, and their respective Portfolios have been presented on a consolidated basis, and represent all activities of both the respective Funds and Portfolios. At June 30, 1998, all of the shares of beneficial interest of each Portfolio were owned either by its respective fund or INVESCO (NY), Inc. (the "Sub-adviser"), which has a nominal ($100) investment in each Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Sub-adviser to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio (the phrase "Fund or Portfolio" herein after includes the AIM Mid Cap Growth Fund and each of the two Portfolios), it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(C) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the

                                      F25
underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security, and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(F) PORTFOLIO SECURITIES LOANED
At June 30, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the funds:

                                                   JUNE 30, 1998             PERIOD ENDED JUNE
                                          --------------------------------       30, 1998
                                          AGGREGATE VALUE        CASH        -----------------
AIM                                          ON LOANS         COLLATERAL       FEES RECEIVED
----------------------------------------  ---------------   --------------   -----------------
Small Cap Equity Fund...................   $    1,441,406    $  1,470,234        $  8,274
Mid Cap Growth Fund.....................       42,313,661      42,984,542         154,690
America Value Fund......................               --              --             484

Cash collateral is received by the Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(G) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the AIM Small Cap Equity Fund, the AIM America Value Fund, and their respective Portfolios in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for each Fund and $25,000 for each Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.

(H) TAXES
It is the policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the

                                      F26
intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund or Portfolios and timing differences.

(J) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(K) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) LINE OF CREDIT
Each of the Funds, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Funds and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. Each of these three funds is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On June 30, 1998, AIM Mid Cap Growth Fund had $6,652,000 in loans outstanding.

For the period ended June 30, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for AIM Small Cap Equity Fund, AIM Mid Cap Growth Fund, and AIM America Value Fund was $513,375, $11,735,546 and $87,889 with a weighted average interest rate of 6.36%, 6.28%, and 6.24%, respectively. Interest expense for AIM Small Cap Equity Fund, AIM Mid Cap Growth Fund, and AIM America Value Fund for the period ended June 30, 1998 was $3,627, $198,306, and $137, respectively, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. ("AIM" or the "Manager") is the Funds' and Portfolios' investment manager and administrator, and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Funds' and Portfolios' investment sub-adviser and/or sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Funds and Portfolios and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Funds and Portfolios. A I M Distributors, Inc. ("AIM Distributors") became the Funds' distributor. Finally, the Trust was reorganized from a Massachusetts business trust into a Delaware business trust, and each Portfolio was reorganized from a New York Trust into a Delaware business trust. All of the changes became effective as of the close of business on May 29, 1998.

AIM Small Cap Equity Fund and AIM America Value Fund each pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. Each Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter. AIM Mid Cap Growth Fund pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets on the Fund; 0.70% on the next $500 million; 0.675% on the next $500 million and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's or Portfolio's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

AIM Distributors, an affiliate of the Manager, serves as the Funds' distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1998, AIM Distributors and GT Global retained the following sales charges: $287 and $1,833, respectively, for the AIM Small Cap Equity Fund, $1,705 and $12,353, respectively, for the AIM Mid Cap Growth Fund, and $162 and $1,487, respectively, for the AIM America Value Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No

                                      F27

CDSC's for Class A were collected for the period ended June 30, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period ended June 30, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $5,915 and $65,285, respectively, for the AIM Small Cap Equity Fund, $79,877 and $589,554, respectively, for the AIM Mid Cap Growth Fund, and $6,047 and $32,112, respectively, for the AIM America Value Fund. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Funds' reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund's were permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Funds' Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and were permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Funds' Class A shares, less any amounts paid by the Funds as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Funds were permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and were permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Funds compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Funds. Under the Class A Plan, the funds compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of each of the Fund's Class A shares.

Pursuant to the Funds' Class B Plan, the Funds compensate AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of a Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of a Fund and who provide continuing personal services to their customers who own Class A and Class B shares of a Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class Shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and AIM Distributors, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to a Fund's average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. Each Portfolio pays each of its

                                      F28

Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.

At June 30, 1998, all of the shares of beneficial interest of each Portfolio were owned either by its Fund or the Manager.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1998, purchases of investment securities by the AIM Small Cap Equity Portfolio, AIM Mid Cap Growth Fund, and AIM America Value Portfolio, other than U.S. government obligations and short-term investments, aggregated $34,489,676, $425,421,321 and $21,307,726, respectively. Sales of investment securities by the AIM Small Cap Equity Portfolio, AIM Mid Cap Growth Fund, and AIM America Value Portfolio, other than U.S. government obligations and short-term investments, aggregated $38,854,404, $503,976,639 and $18,275,286, respectively. There were no purchases or sales of U.S. government obligations by a Fund or Portfolio during the year.

4. CAPITAL SHARES
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS
CAPITAL SHARES-AIM SMALL CAP EQUITY FUND

                                                SIX MONTHS ENDED
                                                 JUNE 30, 1998                   YEAR ENDED
                                                  (UNAUDITED)                 DECEMBER 31, 1997
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       766,677  $   12,379,784     2,067,494  $    28,341,345
Shares issued in connection with
  reinvestment of distributions.........            --              --        14,194          195,720
                                          ------------  --------------  ------------  ---------------
                                               766,677      12,379,784     2,081,688       28,537,065
Shares repurchased......................      (783,355)    (12,602,269)   (1,992,960)     (27,546,271)
                                          ------------  --------------  ------------  ---------------
Net increase (decrease).................       (16,678) $     (222,485)       88,728  $       990,794
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       649,669  $   10,068,580     2,192,656  $    29,216,057
Shares issued in connection with
  reinvestment of distributions.........            --              --        26,438          359,234
                                          ------------  --------------  ------------  ---------------
                                               649,669      10,068,580     2,219,094       29,575,291
Shares repurchased......................      (942,259)    (14,277,803)   (1,570,899)     (20,624,826)
                                          ------------  --------------  ------------  ---------------
Net increase (decrease).................      (292,590) $   (4,209,223)      648,195  $     8,950,465
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................        39,133  $      613,117       156,123  $     2,292,127
Shares issued in connection with
  reinvestment of distributions.........            --              --           507            7,039
                                          ------------  --------------  ------------  ---------------
                                                39,133         613,117       156,630        2,299,166
Shares repurchased......................        (5,668)        (88,767)      (80,540)      (1,200,061)
                                          ------------  --------------  ------------  ---------------
Net increase............................        33,465  $      524,350        76,090  $     1,099,105
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

                                      F29

CAPITAL SHARES-AIM MID CAP GROWTH FUND

                                                SIX MONTHS ENDED
                                                 JUNE 30, 1998                   YEAR ENDED
                                                  (UNAUDITED)                 DECEMBER 31, 1997
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................    13,237,471  $  293,037,123    24,801,099  $   522,081,212
Shares issued in connection with
  reinvestment of distributions.........            --              --     1,170,749       23,490,213
                                          ------------  --------------  ------------  ---------------
                                            13,237,471     293,037,123    25,971,848      545,571,425
Shares repurchased......................   (15,286,842)   (338,921,081)  (30,338,852)    (637,412,658)
                                          ------------  --------------  ------------  ---------------
Net decrease............................    (2,049,371) $  (45,883,958)   (4,367,004) $   (91,841,233)
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................     3,361,394  $   70,538,881     9,218,434  $   190,231,954
Shares issued in connection with
  reinvestment of distributions.........            --              --     1,240,395       24,063,873
                                          ------------  --------------  ------------  ---------------
                                             3,361,394      70,538,881    10,458,829      214,295,827
Shares repurchased......................    (5,214,434)   (110,304,526)  (14,376,532)    (293,260,545)
                                          ------------  --------------  ------------  ---------------
Net decrease............................    (1,853,040) $  (39,765,645)   (3,917,703) $   (78,964,718)
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       796,165  $   16,947,597     1,056,271  $    23,267,932
Shares issued in connection with
  reinvestment of distributions.........            --              --         5,993          120,751
                                          ------------  --------------  ------------  ---------------
                                               796,165      16,947,597     1,062,264       23,388,683
Shares repurchased......................      (805,702)    (16,969,717)   (1,103,923)     (24,248,785)
                                          ------------  --------------  ------------  ---------------
Net decrease............................        (9,537) $      (22,120)      (41,659) $      (860,102)
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

CAPITAL SHARES-AIM AMERICA VALUE FUND

                                                SIX MONTHS ENDED
                                                 JUNE 30, 1998                   YEAR ENDED
                                                  (UNAUDITED)                 DECEMBER 31, 1997
                                          ----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       233,708  $    4,201,126       781,797  $    13,117,280
Shares issued in connection with
  reinvestment of distributions.........            --              --        26,859          454,725
                                          ------------  --------------  ------------  ---------------
                                               233,708       4,201,126       808,656       13,572,005
Shares repurchased......................      (206,495)     (3,733,422)     (536,657)      (9,148,725)
                                          ------------  --------------  ------------  ---------------
Net increase............................        27,213  $      467,704       271,999  $     4,423,280
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------


CLASS B                                      SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................       402,934  $    7,126,394     1,148,582  $    19,043,834
Shares issued in connection with
  reinvestment of distributions.........            --              --        60,093        1,004,744
                                          ------------  --------------  ------------  ---------------
                                               402,934       7,126,394     1,208,675       20,048,578
Shares repurchased......................      (269,058)     (4,850,260)     (606,167)      (9,803,021)
                                          ------------  --------------  ------------  ---------------
Net increase............................       133,876  $    2,276,134       602,508  $    10,245,557
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

ADVISOR CLASS                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------  ------------  --------------  ------------  ---------------
Shares sold.............................        17,744  $      319,673        14,203  $       230,962
Shares issued in connection with
  reinvestment of distributions.........            --              --         1,920           32,714
                                          ------------  --------------  ------------  ---------------
                                                17,744         319,673        16,123          263,676
Shares repurchased......................        (2,387)        (45,558)       (3,834)         (66,384)
                                          ------------  --------------  ------------  ---------------
Net increase............................        15,357  $      274,115        12,289  $       197,292
                                          ------------  --------------  ------------  ---------------
                                          ------------  --------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of a Fund's or Portfolio's expenses. For the period ended June 30, 1998, the expenses of AIM Small Cap Equity Portfolio, AIM Mid Cap Growth Fund and AIM America Value Portfolio were reduced by $1,016, $29,201 and $1,546 respectively, under these arrangements.

6. SUBSEQUENT EVENT
Effective September 8, 1998, INVESCO (NY), Inc. (the "Sub-adviser") will resign as (i) sub-advisor and sub-administrator to the Value Portfolio, the Small Cap Portfolio (together the "Portfolios") and AIM Mid Cap Growth Fund; and (ii) sub-administrator to AIM America Value Fund and AIM Small Cap Equity Fund. A I M Advisors, Inc. will continue to serve as the manager and administrator for the above-named funds and portfolios.

                                      F30

                                     NOTES

--------------------------------------------------------------------------------

                     THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-


GROWTH FUNDS
--------------------------------------------------------------------------------
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Growth Fund(2)
AIM Select Growth Fund(3)
AIM Small Cap Equity Fund(2)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
--------------------------------------------------------------------------------
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM America Value Fund(2)
AIM Balanced Fund
AIM Charter Fund

INCOME FUNDS
--------------------------------------------------------------------------------
AIM Floating Rate Fund(2)

AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
--------------------------------------------------------------------------------
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of  Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
--------------------------------------------------------------------------------
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
--------------------------------------------------------------------------------
AIM Global Government Income Fund(2)
AIM Global High Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
--------------------------------------------------------------------------------
AIM Global Consumer Products and Services Fund(2)

AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM New Dimension Fund(2)


(1) AIM Aggressive Growth Fund closed to new investors on June 5, 1997.(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. 3On May 1, 1998, AIM Growth Fund was renamed AIMSelect Growth Fund. For more complete information about any AIM Fund, including sales charges and expenses, obtain the appropriate prospectus(es) from your financial consultant. Please read the prospectus(es) carefully before you invest or send money.

 www.aimfunds.com        AIM Distributors, Inc.        INVEST WITH DISCIPLINE SM